             As filed with the Securities and Exchange Commission on

                                -----------------

                                            Securities Act File No. 333-________
                                    Investment Company Act File No. 811-________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
                        (Check appropriate box or boxes)

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[_]      Pre-effective Amendment No.
[_]      Post-effective Amendment No.

                                       AND

[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[_]      Pre-effective Amendment No.

                     Wilmington Low Volatility Fund of Funds
               (Exact Name of Registrant as Specified in Charter)

                            1100 North Market Street
                              Wilmington, DE 19890
                    (Address of Principal Executive Offices)

                                 (302) 651-8280
                         (Registrant's Telephone Number)

                             c/o Robert J. Christian
                            1100 North Market Street
                              Wilmington, DE 19890
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                            Joseph V. Del Raso, Esq.
                               Pepper Hamilton LLP
                              3000 Two Logan Square
                           Eighteenth and Arch Streets
                           Philadelphia, PA 19103-2799

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: [X] -

It is proposed that this filing will become effective (check appropriate box):

         [_]      when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                   PROPOSED MAXIMUM
TITLE OF INTERESTS                    AGGREGATE                     AMOUNT OF
   BEING OFFERED                   OFFERING PRICE               REGISTRATION FEE

Beneficial Interests                $125,000,000                   $10,112.50

         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

                              CROSS REFERENCE SHEET
                           PARTS A AND B OF PROSPECTUS

 ITEM
NUMBER            CAPTION                                                       LOCATION
1.                Outside Front Cover.......................................    Outside Front Cover
2.                Inside Front Cover and Outside Back Cover Page............    Inside Front Cover and Outside Back
                                                                                Cover Page
3.                Fee Table and Synopsis....................................    Summary of Fund Expenses
4.                Financial Highlights......................................    Not Applicable
5.                Plan of Distribution......................................    Outside Front Cover; Distribution
                                                                                Arrangements
6.                Selling Shareholders......................................    Not Applicable
7.                Use of Proceeds...........................................    Use of Proceeds
8.                General Description of the Registrant.....................    Outside Front Cover; Summary -
                                                                                Prospectus - The Fund; The Fund
9.                Management................................................    Management of the Fund
10.               Capital Stock, Long-Term Debt, and Other Securities.......    Capital Accounts
11.               Defaults and Arrears on Senior Securities.................    Not Applicable
12.               Legal Proceedings.........................................    Not Applicable
13.               Table of Contents of the Statement of Additional
                  Information...............................................    Table of Contents of the SAI
14.               Cover Page of SAI.........................................    Cover Page.(SAI)
15.               Table of Contents of SAI..................................    Table of Contents (SAI)
16.               General Information and History...........................    Not Applicable
17.               Investment Objective and Policies.........................    Investment Objectives and Principal
                                                                                Strategies (Prospectus); Investment
                                                                                Policies and Practices (SAI)
18.               Management................................................    Management of the Fund (SAI)
19.               Control Persons and Principal Holders of Securities.......    Control Persons (SAI)
20.               Investment Advisory and Other Services....................    Investment Advisory Services (SAI)
21.               Brokerage Allocation and Other Practices..................    Brokerage (SAI)
22.               Tax Status................................................    Taxes (Prospectus); Tax Aspects (SAI)
23.               Financial Statements......................................    Financial Statements (SAI)

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted

                                   PROSPECTUS

                     WILMINGTON LOW VOLATILITY FUND OF FUNDS

                                [________], 2003

         INVESTMENT OBJECTIVE. Wilmington Low Volatility Fund of Funds (the "Fund") is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end management investment company. Beneficial interests in the Fund ("Interests") are registered under the Securities Act of 1933, as amended (the "1933 Act") and are being offered only to those investors who meet the investor qualifications described herein.

         The Fund's investment objective is to generate consistent long-term capital appreciation with low volatility and limited risk under a wide range of market conditions. The Fund pursues this objective by allocating its assets among at least 15 to 20 private investment funds (the "Private Funds") and discretionary managed accounts or special purpose vehicles created for the Fund ("Sub-Advised Accounts"). The Private Funds and the Sub-Advised Accounts are referred to herein collectively as the "Underlying Funds." The Underlying Funds are managed by third party fund managers (collectively, the "Fund Managers") that invest across a range of strategies and markets and are believed to have achieved or to have the prospect of achieving superior investment performance. Such allocation is a critical component of the investment program to reduce strategy and manager risk while achieving consistent long-term capital appreciation. The Fund cannot guarantee that it will reach its investment objective.

         CERTAIN UNDERLYING FUNDS IN WHICH THE FUND MAY INVEST INVOLVE A HIGH DEGREE OF RISK. (SEE "RISK FACTORS" BEGINNING ON PAGE 18.)

         NO PRIOR HISTORY. Because the Fund is newly organized, it has no prior history. Although the Fund is a closed-end vehicle, it has no secondary market and is not traded on an exchange. There is no public market for the Fund, and none is expected to develop.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                         Total
Offering Amount...............................................       $125,000,000
Maximum Sales Load(1).........................................                  5%
Proceeds to the Fund(2).......................................       $125,000,000

(1) The Fund intends to waive the Sales Load for all Investors who are also clients of Wilmington Trust Company and its affiliates.

(2) The Fund will pay organizational and offering costs estimated at $200,000 from the proceeds of the offering.

         PFPC Distributors, Inc. (the "Distributor") acts as the distributor of Interests on a best-efforts basis, subject to various conditions. The minimum initial investment in the Fund is $100,000 and the minimum additional investment in the Fund is $25,000. Such minimums may be waived by the Fund for employees of the Adviser and its affiliates. (See "Distribution Arrangements - Purchase Terms.") The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time. Interests are being offered through the Distributor and other brokers, dealers and other financial institutions that enter into selling agreements with the Distributor. Interests are sold only to qualified investors ("Investors"). (See "Investor Qualifications.") The Distributor expects to deliver Interests purchased in the initial offering on or about January 1, 2004 (the "Closing Date"), or such earlier or later date as the Distributor may determine once the filing has been declared effective. Once a prospective Investor's order is received, a confirmation will be sent to the Investor. Generally, potential Investors may deposit monies with the Fund's escrow agent, PNC Bank Corp., an affiliate of the Distributor ("Escrow Agent"), into an account for the benefit of potential Investors (the "Subscription Account"), by wire transfer pursuant to instructions provided to them by the Fund. Funds wired to the Subscription Account must be received no less than five (5) business days prior to the Closing Date.

         The Fund's Board of Trustees (the "Board") has delegated to the Adviser (see below) the authority to waive in the discretion of the Adviser the five (5) business day requirement specified in the previous sentence. The Adviser must apply the terms and conditions that the Board, by resolution, may specify and adopt from time to time. On the Closing Date, upon receipt of written instructions from an officer of the Fund, the Escrow Agent will wire principal balances on deposit in the Subscription Account to the Fund and will not be credited to the account of any Investor. All interest earned on the escrow funds deposited in the Subscription Account will be distributed to the Fund. (See "Distribution Arrangements - Purchase Terms.")

         The Fund's investment adviser, Rodney Square Management Corporation ("RSMC" or the "Adviser"), may make payments from its own resources to the Distributor and brokers, dealers and other financial institutions, including affiliates of the Adviser, (collectively, "Selling Agents") for selling Interests to their customers. The Fund may pay Selling Agents a service fee. (See "Administration, Accounting and Other Services.") Guidance Capital LLC ("Guidance" or the "Sub-Adviser"), the Fund's sub-adviser, is responsible for implementing the Fund's investment strategy and managing the Fund's investment portfolio on a day-to-day basis, in accordance with the investment objective, philosophy and strategy described herein and subject to oversight by RSMC and the Board.

         INVESTMENT PROGRAM. The Sub-Adviser attempts to achieve the investment objective of the Fund by allocating its assets among a number of Underlying Funds managed by Fund Managers that invest across a range of strategies and markets. The Adviser, in its sole discretion, allocates the assets of the Fund in any amount among Underlying Funds that employ one or more of the following alternative investment strategies: (i) Convertible Arbitrage, (ii) Fixed Income Arbitrage, (iii) Managed Futures, (iv) Merger Arbitrage (v) Balanced Long/Short Equities (i.e. equities hedge) and (vi) Other Strategies (e.g. distressed securities, private placements, capital structure arbitrage and index arbitrage). Multi-strategy investments are allocated among the various categories as the Sub-Adviser deems appropriate. The Sub-Adviser employs a qualitative and quantitative diagnostic and monitoring process in selecting and reviewing the performance of Underlying Funds and Fund Managers.

         INVESTMENT ADVISER. RSMC serves as the Fund's investment adviser. RSMC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         SUB-ADVISER. Guidance serves as the Fund's sub-adviser. Guidance is registered as an investment adviser under the Advisers Act.

         RESTRICTIONS ON TRANSFER. With very limited exceptions, Interests in the Fund are not transferable and liquidity is provided to Investors only through repurchase offers which may be made from time to time by the Fund as determined by its Board of Trustees (the "Board") in its sole discretion. (See "Repurchase of Interests and Transfers.")

         REPURCHASES OF INTERESTS. To provide a limited degree of liquidity to Investors, the Fund may from time to time offer to repurchase Interests pursuant to written tenders by Investors. Repurchases are made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether and when the Fund should repurchase Interests, the Board will consider the recommendations of the Adviser and Sub-Adviser. Depending on market conditions and other factors, the Adviser and Sub-Adviser expect that they will recommend to the Board that the Fund should offer to repurchase Interests from Investors as of March 31, 2005. Thereafter, depending on market conditions and other factors, the Adviser expects that it generally will recommend to the Board that the Fund offer to repurchase Interests from Investors twice each year, effective as of March 31 and September 30. (See "Repurchases of Interests and Transfers.")

         MANAGEMENT FEE AND INCENTIVE ALLOCATION. The Fund pays the Adviser and Sub-Adviser an aggregate management fee computed and paid monthly at an annual rate of 1.00% of the net assets of the Fund as of the last day of each month (before reduction for any repurchases of Interests or the Incentive Allocation, described below). (See "Management of the Fund" and "Capital Accounts - Allocation of Net Profits and Net Losses; Incentive Allocation.")

         For each fiscal year in which an Investor has earned net profits on its capital account, 10% of the excess of the net profits over the Hurdle Rate and loss carryforward will be reallocated to the Adviser and the Sub-Adviser.

         INVESTOR QUALIFICATIONS. Interests are being offered only to Investors that represent that (i) they are individuals or companies but other than investment companies (as defined in the 1940 Act) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1.5 million or that they meet certain other qualification requirements; (ii) they are U.S. persons for Federal income tax purposes; and (iii) they are not charitable remainder trusts. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time.

         This prospectus concisely provides the information that a prospective Investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated [______] 2003, has been filed with the Securities and Exchange Commission. The SAI is available upon written or oral request and without charge by writing the Fund c/o PFPC, Inc., 301 Bellevue Parkway, Wilmington, DE 19809, or by calling (302) _________. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page
47 of this prospectus. The SAI, material incorporated by reference and other information regarding the Fund that is filed electronically with the SEC, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective Investors and is not intended to be an active link.

         Interests are not insured or guaranteed by the United States Federal Deposit Insurance Corporation or any other governmental agency. Interests are not deposits or other obligations of

Wilmington Trust Company or its subsidiaries and affiliates. Interests are subject to investment risks, including the possible loss of the full amount invested.

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS AND THE SAI. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF INTERESTS IN ANY STATE OR OTHER JURISDICTION WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE SET FORTH ON THE FRONT OF THIS PROSPECTUS.

                          SPECIAL U.S. TAX DISCLOSURE

         EACH INVESTOR (HEREINAFTER REFERRED TO AS THE "TAXPAYER") (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF THE TAXPAYER) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATIONS OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTIONS AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSIS) THAT ARE PROVIDED TO THE TAXPAYER RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE.

                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

                                TABLE OF CONTENTS

                                                                               Page
                                                                               ----
TABLE OF CONTENTS                                                               i

PROSPECTUS SUMMARY                                                              1

SUMMARY OF FUND EXPENSES                                                        13

THE FUND                                                                        14

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES                                   14

RISK FACTORS                                                                    18

CONFLICTS OF INTEREST                                                           30

USE OF PROCEEDS                                                                 31

MANAGEMENT OF THE FUND                                                          31

ADMINISTRATION, ACCOUNTING, CUSTODY AND OTHER SERVICES                          34

FUND EXPENSES                                                                   34

FISCAL PERIOD                                                                   35

INVESTOR QUALIFICATIONS                                                         35

REPURCHASES OF INTERESTS AND TRANSFERS                                          36

CALCULATION OF NET ASSET VALUE; VALUATION                                       39

CAPITAL ACCOUNTS                                                                40

TAXES                                                                           42

DISTRIBUTION ARRANGEMENTS                                                       45

                               PROSPECTUS SUMMARY

         This is only a summary. The summary does not contain all of the information that you should consider before investing in Wilmington Low Volatility Fund of Funds. You should review the more detailed information contained in this prospectus and in the SAI.

THE FUND:                           The Fund is a newly formed statutory trust,
                                    organized on August 13, 2003 under Delaware law and registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund's Interests are registered under the 1933 Act. The Adviser and Sub-Adviser provide day-to-day investment management services. The Fund's
                                    Board provides broad oversight over the
                                    operations and affairs of the Fund. A
                                    majority of the Board is comprised of
                                    persons who are not "interested persons" (as defined in the 1940 Act) of the Fund
                                    ("Independent Trustees").

THE OFFERING:                       The Fund is offering initially $125 million
                                    in Interests, through the Distributor and through Selling Agents. It is expected that the initial offering of Interests will close on or about _________, 2004 (the "Closing
                                    Date"). Subsequent to the initial offering, Interests will be offered and may be purchased on the first day of each month or at such other times as may be determined by the Board. Once a prospective Investor's order is received, a confirmation will be sent to the Investor.

                                    Generally, potential Investors may deposit monies with the Fund's Escrow Agent into the Subscription Account by wire transfer pursuant to instructions provided to them by the Fund. Funds wired to the Subscription Account must be received no less than five
                                    (5) business days prior to the Closing Date.
                                    On the Closing Date, upon receipt of written instructions from an officer of the Fund, the Escrow Agent will wire principal balances on deposit in the Subscription Account to the Fund. All interest earned on the escrow funds deposited in the Subscription Account will be distributed to the Fund and will not be credited to the account of any Investor. (See "Distribution Arrangement - Purchase Terms.")

                                    The Distributor may compensate Selling
                                    Agents for selling Interests to their
                                    customers. The Fund may pay Selling Agents
                                    (including affiliates of the Adviser) a
                                    service fee for Investor service and account maintenance services. (See "Distribution Arrangements.")

PURCHASING INTERESTS:               The minimum initial investment in the Fund
                                    by an Investor is $100,000. Additional
                                    investments must be at least $25,000. Such minimums may be waived by the Fund for employees of the Adviser and its affiliates.

INVESTMENT POLICIES AND             The investment objective of the Fund is to
OBJECTIVES:                         generate consistent long-term capital
                                    appreciation with low volatility and limited risk under a wide range of market conditions.

                                    The Sub-Adviser attempts to achieve the
                                    investment objective of the Fund by
                                    allocating its assets among at least 15 to 20 Underlying Funds managed by Fund Managers who invest across a range of strategies and markets. Such allocation is a critical component of the investment program of the Fund to reduce strategy and manager risk while achieving consistent long-term capital appreciation.

                                    Generally, the Fund invests in Underlying
                                    Funds which included Sub-Advised Accounts and Private Funds. Private Funds typically provide greater flexibility than traditional investment funds that are registered under the 1940 Act, with respect to the types of securities that may be owned, the types of trading strategies employed, and, in some cases, the amount of leverage that can be used.

                                    The Sub-Adviser, in its sole discretion, allocates the assets of the Fund in any amount among Underlying Funds that employ one or more of the following alternative investment strategies:

                                    (i)      Convertible Arbitrage;

                                    (ii)     Fixed Income Arbitrage;

                                    (iii)    Managed Futures;

                                    (iv)     Merger Arbitrage;

                                    (v)      Balanced Long/Short Equities (i.e.
                                             equities hedge); and

                                    (vi)     Other Strategies (e.g. distressed
                                             securities, private placements,
                                             capital structure arbitrage and
                                             index arbitrage).

                                    Other investments are allocated among the various categories as the Sub-Adviser deems appropriate. (See "Investment Objectives and Principal Strategies.")

                                    The strategies and sub-strategies of the Fund are described in this prospectus and the SAI. The Board reserves the right to alter or modify some or all of the investment strategies of the Fund in light of available investment opportunities and to take advantage of changing market conditions when the Adviser and Sub-Adviser recommend that such alterations or modifications are consistent with the goal of achieving consistent, long-term capital appreciation with low volatility and limited risk under a wide range of market conditions.

                                    The Sub-Adviser employs a qualitative and quantitative diagnostic and monitoring process in selecting and reviewing the performance of Underlying Funds. Based on this evaluation process, the Sub-Adviser will allocate and reallocate the Fund's assets among the Underlying Funds.

                                    The multi-manager, multi-strategy program of the Fund is designed to spread the risk of investing on several levels. The Fund has been designed to afford the Sub-Adviser the maximum flexibility to allocate assets of the Fund in investment strategies that are deemed to be appropriate under prevailing economic and market conditions. Accordingly, the Underlying Funds selected by the Adviser may invest in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, options, futures, currencies, commodities, derivatives and real estate-related investments.

                                    The Fund's investment objective is not
                                    fundamental and may be changed by the Board without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding Interests.

                                    There can be no assurance that the
                                    investment objective of the Fund will be achieved or that the allocations made by the Sub-Adviser will prove to be as successful as other allocations that might have been made, or as adopting a static approach in which Underlying Funds are not changed. (See "Risk Factors - Special Risks of a Multi-Manager Structure.")

INVESTMENT ADVISORY                 RSMC is a Delaware corporation that is
ARRANGEMENTS:                       registered as an investment adviser under
                                    the Advisers Act. Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the
                                    Adviser is responsible for developing and supervising the Fund's investment program.

                                    The Adviser will, subject to the supervision and control of the Board, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund; (ii) develop, implement and supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased and sold by the Fund; (iii) arrange for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund; and (iv) take such further actions with respect to the foregoing as the Adviser shall deem necessary or advisable. In performing its duties, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, and it may enter into investment sub-advisory agreements with any registered investment adviser, subject to such approvals of the Board and Investors as may be required to comply with applicable provisions of the 1940 Act.

                                    The Adviser has retained Guidance to serve as Sub-Adviser to the Fund. As the Sub-Adviser, Guidance is responsible for implementing the Fund's investment objective, philosophy and strategy described herein, and selecting the Fund's actual investments, subject to oversight by RSMC and the Board.

                                    RSMC, Guidance and/or their respective
                                    affiliates and employees may, but are not required to, hold Interests in the Fund.

MANAGEMENT FEE AND INCENTIVE        In consideration of services provided by
ALLOCATION:                         the Adviser and Sub-Adviser, the Fund pays
                                    the Adviser and Sub-Adviser an aggregate monthly fee computed at an annual rate of 1.00% of the net assets of the Fund as of the last day of each month, before reduction for any repurchases of Interests or the Incentive Allocation (the "Management Fee").
                                    The Management Fee will be prorated for any period that is less than a full month and adjusted for contributions to the Fund during a month.

                                    For each fiscal year in which an Investor has earned net profits on its capital account ("Capital Account"), 10% of the excess of the net profits over the Hurdle Rate (as defined below) and any Loss Carryforward (as defined below) will be reallocated to the Adviser and Sub-Adviser (the "Incentive Allocation"). (See "Capital Accounts - Allocation of Net Profits and Net Losses; Incentive Allocation") Specifically, the Incentive Allocation generally will be made as of the end of each fiscal year and upon the repurchase by the Fund of an Investor's Interest (or any portion thereof).

                                    Under the Hurdle Rate provision and the loss carryforward provision (both described in detail in the Fund's Agreement and Declaration of Trust, dated August 13, 2003 ("Declaration of Trust")), no Incentive Allocation will be made with respect to a particular Investor for a fiscal year unless the Hurdle Rate, equal to the rolling 12-month geometric average of the 3-month U.S. Treasury bill rate as published monthly by the Federal Reserve, (the "Hurdle Rate") has been exceeded and until any net loss previously allocated to the Capital Account of such Investor has been offset by subsequent net profits (the "Loss Carryforward"). The Loss Carryforward is intended to create a "high water mark" on an Investor's Capital Account. The purpose of a high water mark is to set a benchmark of performance so that the Adviser and Sub-Advisor do not receive an Incentive Allocation until an Investor recovers any net loss previously allocated to the Investor. If an Investor's Capital Account is reduced (as a result of a Fund repurchase of an Investor's Interest), the Investor's Loss Carryforward, if any, will be reduced on a pro rata basis.

BORROWING:                          The Fund is authorized to make margin
                                    purchases of securities and to borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Fund also may borrow money for temporary or emergency purposes or in connection with the repurchase of Interests. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act, and such other policies relating to the use of leverage and borrowing adopted by the Board. ("See Risk
                                    Factors - Risk of Securities Investing -
                                    Leverage.")

INVESTOR QUALIFICATIONS:            All Investors must (i) be individuals or
                                    companies (other than investment companies)
                                    (a) that have a net worth (or, in the case of individuals, a joint net worth with their spouse) of more than $1.5 million or (b) that have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund, or (c) they must meet certain other qualification requirements; (ii) be U.S.
                                    persons for Federal income tax purposes; and
                                    (iii) not be charitable remainder trusts.

                                    All prospective Investors must complete a certification that they meet the foregoing requirements and that they will not transfer their Interests except in the limited circumstances permitted under the Declaration of Trust. If an Investor's certification is not received on or before the date Interests are to be issued, the Investor's order will not be accepted.

                                    The Fund, in its sole discretion, may
                                    decline to admit Investors who do not meet such requirements or for any other reason. (See "Investor Qualifications.")

INVESTOR SUITABILITY:               An investment in the Fund involves
                                    substantial risks. It is possible that an Investor may lose some or all of its investment. Before making an investment decision, an Investor should: (i) consider the suitability of this investment with respect to the Investor's investment objectives and personal situation; and (ii) consider factors such as the Investor's personal net worth, income, age, risk tolerance and liquidity needs.

DISTRIBUTIONS:                      Although it has no present intention of
                                    doing so, the Fund is empowered to make
                                    distributions of net income or gains in
                                    respect of the Fund. Whether or not
                                    distributions are made, Investors are
                                    required each year to pay applicable
                                    Federal, state and local income taxes on their respective shares of the Fund's taxable income.

LIMITED LIQUIDITY AND               The Fund is a closed-end management
RESTRICTIONS ON TRANSFER:           investment company. Closed-end funds differ
                                    from open-end management investment
                                    companies in that investors in a closed-end fund do not have the right to redeem their Interests on a daily basis.

                                    In addition, there is no public market for Interests and none is expected to develop. With very limited exceptions, Interests are not transferable, and liquidity is only provided through repurchase offers made from time to time by the Fund, as described below.

                                    An Interest of an Investor may be
                                    transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, dissolution or incompetency of such Investor, or (ii) with the prior written consent of the Fund, which may be withheld in the Fund's sole discretion. (See "Repurchases of Interests and Transfers.")

REPURCHASES OF INTERESTS:           The Fund may from time to time offer to
                                    repurchase Interests pursuant to written tenders by Investors. Repurchases are made at such times and on such terms as may be determined by the Board, in its sole discretion, and are generally offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase
                                    Interests, the Board considers the
                                    recommendations of the Adviser and
                                    Sub-Adviser. Depending on market conditions and other factors, the Adviser and Sub-Adviser expect that they will recommend to the Board that the Fund offer to repurchase Interests from Investors as of March 31, 2005. Thereafter, depending on market conditions and other factors, the Adviser expects that it will recommend to the Board that the Fund offer to repurchase
                                    Interests from Investors twice each year, effective as of March 31 and September 30 of each year.

                                    An investment in the Fund will be subject to a twelve-month lock-up period from the date of initial investment (the "Lock-Up Period"). As a result, notwithstanding the anticipation that the Fund may make an offer to repurchase interests on a semi-annual basis, an Investor will not be able to tender its Interest for redemption unless it has been an Investor for at least twelve months following the date of initial investment. Notwithstanding the foregoing, the Board, in its sole discretion, may allow an Investor to redeem its Interest prior to the expiration of the Lock-Up Period pursuant to a tender offer made during such Lock-Up Period. A redemption of an Investor's initial capital contribution prior to the expiration of the Lock-Up Period (assuming consent is given by the Fund) will be subject to a 1% redemption fee which is payable to the Adviser and Sub-Adviser. The first tender will not occur until March 31, 2005.

                                    The Board considers the following factors, among others, in making its determinations with respect to the repurchase of Interests:
                                    (i) whether any Investors have requested the repurchase of Interests by the Fund; (ii) the liquidity of the Fund's assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Interests; (vi) the economic condition of the securities markets; and
                                    (vii) the anticipated tax consequences of any proposed repurchases of

                                    Interests upon the Fund and its Investors.

                                    An Investor who tenders for repurchase only a portion of the Investor's Interest is required to maintain a Capital Account balance of at least $75,000, net of the amount of the Incentive Allocation, if any, that is debited from the Investor's Capital Account as of the Valuation Date. If an Investor tenders a portion of an Interest and the repurchase of that portion (net of any Incentive Allocation) would cause the Investor's Capital Account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Investor so that the required minimum balance is maintained. If a repurchase offer is oversubscribed by Investors, the Fund will repurchase only a pro rata portion of the Interests tendered by each Investor. If such pro rata purchase of tendered Interests will result in one or more Investors holding Interests in an amount less than the required minimum investment ($75,000), the Board may, in its discretion, increase the size of the tender offer to repurchase such Interests that fall below the minimum investment amount.

                                    The Declaration of Trust provides that the Fund will be dissolved if the Interest of any Investor that has submitted a written request, in accordance with the terms of the Declaration of Trust, for repurchase by the Fund of the Investor's entire Interest has not been repurchased within a period of two years from the date of the request. (See "Repurchases of Interests and Transfers - Repurchases of Interests.")

                                    The Fund may redeem all or part of an
                                    Interest if, among other reasons, ownership of an Interest by the Investor would cause the Fund, the Adviser, the Sub-Adviser or any of their respective affiliates to be in violation of securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

ADMINISTRATOR AND OTHER             The Fund has retained RSMC to serve as the
SERVICE PROVIDERS:                  administrator for the Fund and, in
                                    connection therewith, the administrator
                                    provides, or arranges to provide, certain accounting, administrative and transfer agency services. In connection with these services, the Fund pays RSMC a monthly administration fee computed at the greater of the annual rate of 0.25% of the net assets of the Fund as of the last day of the month or $90,000 per calendar year. RSMC and the Fund have retained PFPC, Inc. (the
                                    "Sub-Administrator") to provide certain
                                    sub-administrative services, and RSMC pays a portion of the administration fee to the Sub-Administrator. (See "Administration,
                                    Accounting and Other Services.")

DISTRIBUTION OF INTERESTS:          The Distributor acts as the distributor of
                                    Interests on a best-efforts basis, subject to various conditions, in accordance with a distribution agreement entered into with the Fund (the "Distribution Agreement"). All distributions of Fund Interests after the Closing Date of the initial offering will be pursuant to Rule 415 under the

                                    Securities Act of 1933. The Interests are being sold subject to an up-front sales change of up to 5% ("Sales Load") which will be deducted from the proceeds delivered for investment in Interests by the Investor. The Sales Load will be determined by the distribution and selling agreements entered into by the Fund in its discretion. The Fund intends to waive the Sales Load for all Investors who are also clients of Wilmington Trust Company and its affiliates.

                                    The Distributor may retain Selling Agents, which may be affiliates of the Adviser. The Selling Agents may be compensated from the Sales Load charged on purchases of Interests. In addition, the Adviser may pay Selling Agents on an ongoing basis for the placement of Interests and other services. The Fund has adopted an Investor Service Plan, pursuant to which the Fund pays for Investor services, account maintenance services and other services provided by the Distributor and/or Selling Agents. The Investor Servicing Fee is calculated at the annual rate of 0.25% of the net assets of the Fund as of the last day of each month (the "Investor Servicing Fee"). (See "Distribution Arrangements.")

RISK FACTORS:                       GENERAL: An investment in the Fund involves
                                    substantial risk, including: the risk of loss of the entire amount invested;
                                    allocation risks; liquidity risks; delays in the investment, payment of repurchases and re-investment of amounts invested in the Fund; dependence on the Adviser, the Sub-Adviser and the Fund Managers; and potential conflicts of interest. Moreover, the Underlying Funds selected by the Sub-Adviser invest in, and actively trade, securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including risks arising from:

                                    -        the volatility of the equity, fixed
                                             income, commodity and currency
                                             markets;

                                    -        borrowings and short sales;

                                    -        the leverage associated with
                                             trading in the currency and
                                             derivatives markets;

                                    -        the potential illiquidity of
                                             certain emerging markets;

                                    -        bankruptcy or other reorganization
                                             and liquidation proceedings;

                                    -        private transactions;

                                    -        derivative instruments; and

                                    -        counterparty and broker defaults.

                                    There is no assurance that the investment objectives of the Fund will be achieved or that its respective allocation strategies will be achieved, and results may vary substantially over time. Listed below are summaries of several specific risks associated with an investment in the Fund. For a more detailed discussion of the risks of investing in the Fund, prospective Investors should review carefully the discussion under "Risk Factors," below.

                                    NO OPERATING HISTORY. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

                                    MULTI-MANAGER FUNDS. The performance of the Fund depends on the ability of the Sub-Adviser to select Fund Managers and Underlying Funds, and on the success of the Fund Managers in managing the assets of the Fund allocated to them. (See "Risk Factors - Special Risks of a Multi-Manager Structure.")

                                    AGGRESSIVE INVESTMENT STRATEGIES. The
                                    Underlying Funds may use investment
                                    strategies that involve greater risks than the strategies used by typical investment companies, including short sales (which involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions.

                                    FEES AND ALLOCATIONS. The Fund pays a
                                    Management Fee and makes an Incentive
                                    Allocation to the Adviser and Sub-Adviser.
                                    In addition, the Fund typically incurs
                                    advisory fees and allocations (asset-based and performance-based) payable to the Fund Managers in connection with its investments in the Underlying Funds. Such arrangements may create incentives for the Adviser, the Sub-Adviser and Fund Managers to engage in riskier transactions than would otherwise be the case if such performance-based compensation were not paid. The Fund may incur performance-based fees or allocations to some Fund Managers even though the performance of other Fund Managers or the Fund as a whole in a given year is negative. By investing in Underlying Funds indirectly through the Fund, Investors bear a proportionate share of the fees and expenses of the Fund and, indirectly, similar expenses of the Underlying Funds. Investors could avoid the additional level of fees at the Fund level by investing directly with the Underlying Funds, although in many cases access to these Underlying Funds may be limited or unavailable. (See "Management of the Fund.")

                                    VALUATION OF UNDERLYING FUNDS. The valuation of the Fund's investments in Underlying Funds is ordinarily determined based upon valuations provided by the Fund Managers for such Underlying Funds. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Fund Managers. In this regard, a Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Fund Manager's compensation. A committee approved by the Board to review and fair value interests in the Underlying Funds held by the Funds ("the Valuation Committee") reviews the valuation procedures used by all Fund Managers. The Valuation Committee and Sub-Adviser may have little or no means of independently verifying information provided by the Fund Managers. (See "Calculation of Net Asset Value; Valuation.")

                                    LIMITED LIQUIDITY. There is no public market for Interests in the Fund and none is expected to develop. Interests are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer and repurchase. The Fund may offer to repurchase a portion of the outstanding Interests from time to time, but is not required to do so. (See "Repurchases of Interests and Transfers.")

                                    NO REGISTRATION OF UNDERLYING FUNDS. The
                                    Underlying Funds generally are not
                                    registered as investment companies under the 1940 Act and, therefore, the Fund is not entitled to the protections of the 1940 Act with respect to such Underlying Funds.

                                    INVESTMENTS OUTSIDE THE UNITED STATES. The
                                    Fund may invest directly or indirectly in foreign securities, including securities of offshore Underlying Funds. Investments by the Underlying Funds in foreign financial markets, including markets in developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the United States. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies, and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Fund to developing country financial markets may involve greater risk than investment in a portfolio investing only in developed country financial markets. (See "Risk Factors - Risks of Securities Investing - Foreign Securities.")

                                    LIMITED DIVERSIFICATION. Although the Fund seeks to diversify risk by allocating assets among different Underlying Funds, the Fund is a non-diversified investment company. The Fund intends to allocate its assets among a number of Underlying Funds, however, it is generally intended that not more than 10% of the assets of the Fund will be invested in any single Underlying Fund. As a result, the investment portfolio of the Fund may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. (See "Risk Factors - Non-Diversified Status.")

                                    UNDERLYING FUND LIMITATIONS. While the
                                    Sub-Adviser will monitor the Fund Managers on a regular basis, the Sub-Adviser may not able to control the activities of the Underlying Funds. Underlying Funds may restrict purchases and redemptions of their interests under certain circumstances. These limitations will reduce the Fund's ability to readjust its interests in the Underlying Funds from time to time. Because the Fund may make additional investments in Underlying Funds only at certain times pursuant to limitations set forth in the partnership agreements or other documents governing the Underlying Funds, the Fund from time to time may invest some of its assets temporarily in money market securities. (See "Risk Factors
                                    - Special Risks of Multi-Manager
                                    Structure.")

REGULATORY MATTERS:                 The Fund will be registered as an investment
                                    company under the 1940 Act, and Interests of the Fund will be registered under the 1933
                                    Act. The Adviser and Sub-Adviser are each registered with the Securities and Exchange
                                    Commission ("SEC") as investment advisers under the Advisers Act. The Adviser is a wholly-owned subsidiary of Wilmington Trust
                                    Corporation and an affiliate of Wilmington
                                    Trust Company.

                                    Under the banking laws, Wilmington Trust
                                    Company and its affiliates are subject to certain restrictions that may affect their transactions and relationships with the Fund, the investments made by the Fund, and the ability of the Fund to hold securities. (See "Risk Factors - Banking Regulation.")

TAXATION:                           The Fund will be treated as a partnership
                                    and not as an association taxable as a
                                    corporation for Federal income tax purposes.
                                    Accordingly, the Fund should not be subject to Federal income tax, and each Investor will be required to report on its own annual tax return such Investor's distributive share of the taxable income or loss of the Fund. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits with respect to the Fund would be treated as dividends. (See
                                    "Taxes.")

ERISA PLANS AND OTHER TAX-          Because the Underlying Funds may use
EXEMPT ENTITIES:                    leverage, Investors subject to the Employee
                                    Retirement Income Security Act of 1974
                                    ("ERISA") and other tax-exempt Investors may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income.
                                    The Fund is not designed for investment by charitable remainder trusts and, therefore, such trusts may not purchase Interests. (See
                                    "Taxes.")

INVESTOR REPORTS:                   Investors will receive monthly unaudited
                                    performance reports, as well as semi-annual unaudited and annual audited financial reports. The Fund must receive information on a timely basis from the Underlying Funds to complete its tax reporting requirements.

                                    AN UNDERLYING FUND'S DELAY IN PROVIDING THIS
                                    INFORMATION WILL DELAY THE FUND'S
                                    PREPARATION OF AND DELIVERY OF TAX
                                    INFORMATION TO INVESTORS, WHICH WILL REQUIRE
                                    INVESTORS IN THE FUND TO SEEK EXTENSIONS OF
                                    THE DEADLINE TO FILE THEIR TAX RETURNS.

                                    THE FUND ANTICIPATES THAT THIS INFORMATION
                                    GENERALLY WILL NOT BE AVAILABLE BY APRIL 15
                                    OF EACH YEAR AND INDIVIDUAL INVESTORS WILL
                                    LIKELY BE REQUIRED TO FILE FEDERAL AND STATE
                                    TAX RETURN EXTENSION REQUESTS AND PAY, BY
                                    THE DUE DATE, ANY TAX EXPECTED TO BE DUE
                                    (THE FILING OF AN EXTENSION TO FILE A RETURN
                                    GENERALLY DOES NOT EXTEND THE DATE ON WHICH
                                    TAX PAYMENTS ARE DUE) WITH RESPECT TO THEIR
                                    INDIVIDUAL RETURNS.

                                    PLEASE CONSULT YOUR TAX ADVISERS.

INDEPENDENT AUDITORS:               Ernst & Young LLP, Two Commerce Square,
                                    Suite 3010, 2001 Market Street,
                                    Philadelphia, PA 19103

LEGAL COUNSEL:                      Pepper Hamilton LLP, 3000 Two Logan Square,
                                    18th & Arch Streets, Philadelphia, PA 19103

                            SUMMARY OF FUND EXPENSES


         The following table illustrates the estimated expenses, fees and performance-based allocations that the Fund expects to incur and Investors can expect to bear. Investors' returns are reduced by fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to fees assessed by the Fund.

INVESTOR TRANSACTION EXPENSES

Maximum Sales Load (as a percentage of offering price)(1)...............................       5%
Redemption Fee(2).......................................................................    1.00%

(1) The Fund intends to waive the Sales Load for all Investors who are also clients of Wilmington Trust Company and its affiliates.

(2) A withdrawal of an Investor's initial capital contribution prior to the twelve month anniversary of the capital contribution is subject to a 1.00% redemption fee which is payable to the Adviser and Sub-Adviser. Withdrawals following the twelve month anniversary are not subject to a redemption fee.

ANNUAL EXPENSES

                                                                                      Percentage of Net Assets
                                                                                      Attributable to Interests
Management Fee                                                                                1.00%(1)
Other Expenses                                                                                1.23%(2)
Investor Servicing Fee                                                                        0.25%(3)
Total Annual Operating Expenses                                                               2.48%
       (excluding Incentive Allocation)
Waivers/Reimbursements                                                                        0.48%
NET EXPENSES                                                                                  2.00%(4)

(1) The aggregate management fee of 1.00% is payable by the Fund to the Adviser and Sub-Adviser. The management fee charged to the Fund by each of the Adviser and Sub-Adviser is 0.50%. In addition to the Management Fee, for each fiscal year in which an Investor has earned net profits on its Capital Account an aggregate of 10% of the excess of the net profits and any Loss Carryforward (as defined in the Summary) will be reallocated to the Adviser and the Sub-Adviser.

(2) "Other Expenses" are based on estimated amounts for the current fiscal year. For the Fund's first fiscal year only, the Fund's organizational expenses are included in "Other Expenses".

(3) The investor servicing fee has been waived by the Fund for calendar year
2004.

(4) The Adviser and Sub-Adviser have agreed to waive fees and/or reimburse expenses of the Fund until [December 31, 2014] (the "Expense Limitation Agreement") but only to the extent necessary to assure that total ordinary operating expenses of the Fund do not exceed an annual rate of 2.00% of the average monthly net assets of the Fund (the "Expense Limitation"). The Sub-Adviser's obligation to waive fees and/or reimburse expenses of the Fund is only in an amount equal to the .50% management fee that is payable to it. Should additional waivers or reimbursements be required beyond the Sub-Adviser's obligation to meet the Expense Limitation, RSMC shall reimburse additional expenses of the Fund as needed. Except for the Fund's first fiscal year, ordinary operating expenses do not include organizational costs, interest, taxes, the Incentive Allocation and extraordinary expenses. For purposes of the Expense Limitation in the Fund's first fiscal year, organizational costs and offering costs will be included within the definition of operating expenses. The Adviser and Sub-Adviser are entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the end of the fiscal year in which such waiver or reimbursement occurred, if such recovery does not cause the Fund's expenses to exceed the Expense Limitation.

         The purpose of the table above is to assist prospective Investors in understanding the various costs, expenses and performance-based allocations Investors in the Fund will bear directly or indirectly. "Other Expenses," as shown above, is an estimate for the current fiscal year, assuming Fund average net assets of $50 million, and includes organizational costs that will be borne by Investors solely during the first twelve months of the Fund's operations. "Other Expenses" also includes an administration fee payable to RSMC that will be computed at the greater of an annual rate of 0.25% of the net assets of the Fund as of the last day of the month or $90,000 per calendar year, excluding amounts that may be recovered by the Adviser under the Expense Limitation Agreement described in footnote 4 in the table above. If the average net assets are less than $50 million "Other Expenses" will be higher than estimated above.

         For a more complete description of the various costs, expenses and performance-based allocations of the Fund, see "Management of the Fund."

EXPENSE EXAMPLES

         An Investor would pay the following expenses on a $1,000 investment (including the Incentive Allocation and after contractual fee waivers), assuming a 5% annual return and assuming a 5% Hurdle Rate:

1 YEAR               3 YEARS             5 YEARS            10 YEARS
------               -------             -------            --------
   $21                  $68                 $108                $234

         An Investor would pay the following expenses on a $50,000 investment (including the Incentive Allocation and after contractual fee waivers), assuming a 5% annual return and assuming a 5% Hurdle Rate:

1 YEAR               3 YEARS             5 YEARS            10 YEARS
------               -------             -------            --------
   $1015               $3137               $5389               $11,636

         The Incentive Allocation is 10% of net capital appreciation credited to an Investor's Capital Account over the Hurdle Rate and any Loss Carryforward. Accordingly, no Incentive Allocation would be made with respect to the assumed 5% annual return.

         The foregoing examples are based on the annual expenses and Incentive Allocation, after contractual fee waivers, and do not reflect any sales load on the amounts invested. If the maximum sales load of 5% was included, an Investor's cost of investing in the Fund would be higher.

         The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples. If the Fund's actual rate of annual return exceeds 5%, the dollar amounts of expenses could be significantly higher because of the Incentive Allocation.

                                    THE FUND

         The Fund is a newly formed statutory trust, organized on August 13, 2003 under Delaware law and registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund's Interests are registered under the 1933 Act. The Fund's principal office is located at 1100 North Market Street, Wilmington, Delaware 19890, and its telephone number is (302) 651-____. RSMC serves as the Fund's Adviser, providing day-to-day investment management services. RSMC has delegated investment management responsibility to Guidance, the Fund's sub-adviser, subject to the oversight and supervision of the Fund and RSMC. The Fund's Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of Independent Trustees.

                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

GENERAL

         The investment objective of the Fund is to generate consistent long-term capital appreciation with low volatility and limited downside risk under a wide range of market conditions.

         Under the terms of the Advisory Agreement, the Board has delegated to the Adviser responsibility for the day-to-day management of the business and affairs of the Fund. In turn, the Adviser has returned Guidance as the Fund's Sub-Adviser to implement the Fund's investment objective, philosophy and strategy, and select the Fund's actual investments, subject to the oversight and supervision of the Adviser and the Board.

         The Sub-Adviser attempts to achieve the objective of the Fund by allocating its assets among a number of Underlying Funds managed by Fund Managers who invest across a range of strategies and markets. Such allocation is a critical component of the investment program of the Fund to reduce strategy and manager risk while achieving consistent superior returns. The Sub-Adviser identifies investment strategies by focusing on asset categories, investment regions and particular strategies which it believes are likely to produce attractive absolute returns in a particular economic environment. Investments are re-allocated by the Sub-Adviser from time to time, in its sole discretion, in accordance with these criteria.

         The Fund's investment objective is not fundamental and may be changed by the Board without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding Interests.

INVESTMENT STRATEGIES; ALLOCATION OF INVESTMENTS AMONG UNDERLYING FUNDS

         INVESTMENT STRATEGIES. The Sub-Adviser, in its sole discretion, allocates the assets of the Fund in any amount among Underlying Funds that employ one or more of the following alternative investment strategies:

         (i)      Convertible Arbitrage;

         (ii)     Fixed Income Arbitrage;

         (iii)    Managed Futures;

         (iv)     Merger Arbitrage;

         (v)      Balanced Long/Short Equities (i.e. equities hedge); and

         (vi) Other Strategies (e.g. distressed securities, private placements, capital structure arbitrage and index arbitrage).

         Other investments are allocated among the various categories as the Sub-Adviser deems appropriate. The Fund may also invest in offshore Underlying Funds.

         The Board reserves the right to alter or modify some or all of the investment strategies of the Fund in light of available investment opportunities and to take advantage of changing market conditions when the Sub-Adviser recommends that such alterations or modifications are consistent with the goal of achieving consistent, long-term capital appreciation with low volatility and limited risk under a wide range of market conditions.

         The alternative investment strategies employed by Underlying Funds are summarized below. For more information, please see the SAI.

         (i) Convertible Arbitrage - Convertible Arbitrage managers may purchase a bond that is convertible (either currently convertible or convertible at some future date) into the underlying company's equity. They may hedge the equity exposure of the position by selling short the equity or other related security in a ratio they believe is appropriate for the current convertible bond valuation.

         (ii) Merger Arbitrage - Merger arbitrage managers seek to profit by taking advantage of differences between the current market price of a security and its expected future value based on the occurrence of a merger.

         (iii) Fixed Income Arbitrage - Fixed income arbitrage managers generally invest in one or more fixed income securities and hedge against underlying market risk by simultaneously investing in another fixed income security.

         (iv) Managed Futures - Managed futures managers seek to capture technical market inefficiencies (e.g. persistence of trends), and manage leverage diversification. Managed Futures managers will typically buy long or sell short a wide range of contracts, limit exposure to any given contract or type of contract and employ systematic measures in an effort to limit risk.

         (v) Balanced Long/Short Equities (Equity Hedge) - A balanced long/short equities strategy, combines core long holdings of equities with short sales of stock, stock indices, or derivatives related to the equity markets. Equity hedge managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions.

         (vi)     Other Strategies including but not limited to:

                  - Capital Structure Arbitrage - Capital structure arbitrage managers seek to exploit pricing disparities in a single firm's capital structure or within a parent/subsidiary capital structure.

                  - Distressed Securities Arbitrage - Distressed securities managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related situations).

                  - Index Arbitrage - Index arbitrage involves the monitoring of index futures prices vis-a-vis the prices of the underlying securities. An index arbitrage manager typically will sell short the index when prices appear to be low relative to the prices of the securities underlying the future while simultaneously buying long (usually on another market) a basket of the underlying securities. A successful trade of this kind locks in a spread that will disappear by the time the futures contract expires.

                  - Special Situations - Special situations managers seek to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company's strategy or product mix.

                  - Volatility Arbitrage - Volatility arbitrage managers buy undervalued options and sell expensive options while hedging with corresponding stock. Managers typically maintain a portfolio bias that benefits when the market volatility rises in order to protect against sudden downward market moves, since the opposite may prove to be extremely expensive.

         The multi-manager, multi-strategy program of the Fund is designed to spread the risk of investing on several levels. The Fund has been designed to afford the Sub-Adviser the maximum flexibility to allocate assets of the Fund in whatever investment strategies are deemed appropriate for it under prevailing economic and market conditions. Accordingly, the Underlying Funds selected by the Sub-Adviser are permitted to utilize leverage and may invest in a wide range of instruments and markets, including, but not limited to, long and short positions in domestic and foreign equities and equity-related instruments, fixed income and other debt-related instruments, options, warrants, futures and other commodities, currencies, over-the-counter derivative instruments (such as swaps), securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds and other financial instruments, real estate and real estate related investments.

         When they determine that such an investment policy is warranted, Underlying Funds may invest, without limitation, in cash and cash equivalents. The Sub-Adviser may invest the cash balances of the Fund in any instruments it deems appropriate. Any income earned from such investments is reinvested by the Fund in accordance with its investment program.

         ALLOCATIONS OF INVESTMENTS AMONG UNDERLYING FUNDS. Allocation among Underlying Funds is determined based on factors such as an analysis of the potential of each Fund Manager for long-term performance, correlation with other Fund Managers and an Underlying Fund's expected contribution to the targeted risk/return profile of the Fund. Generally, Fund Managers conduct their investment programs through private investment funds or discretionary managed accounts. These investment vehicles typically provide greater flexibility than traditional investment companies that are registered under the 1940 Act, with respect to the types of securities that may be owned, the types of trading strategies that may be employed, and, in some cases, the amount of leverage that can be used. Some Underlying Funds may be "funds of funds." All Underlying Funds, subject to any limitations imposed by the 1940 Act, may invest in and actively trade shares of investment companies. (See "Risk Factors - Risks of Securities Investing - Investments in Registered Investment Companies.")

         There can be no assurance that the asset allocations made by the Sub-Adviser on behalf of the Fund will prove to be as successful as other allocations that might have been made, or as adopting a static approach in which Underlying Funds are not changed.

SELECTION OF FUND MANAGERS

         Fund Managers are identified from a variety of sources, including proprietary databases, commercial databases, capital introduction groups of the major prime brokers, conferences and other industry functions, industry publications, marketing firms, referrals, and an industry-wide information network (both in the U.S. and Europe) developed by the portfolio management team. Due diligence is performed on a large number of Fund Managers for each identified strategy. Fund Managers that preliminarily fit the investment philosophy of the Sub-Adviser are researched further.

         The Sub-Adviser employs a qualitative and quantitative diagnostic and monitoring process in selecting and reviewing the performance of Fund Managers in order to ensure that the allocation guidelines of the Fund are satisfied. Qualitative criteria may include, without limitation: on-site interviews of the key personnel of the Fund Manager; organizational structure; experience and training of the key personnel; quality and rigor of investment process; quality of support infrastructure (including internal and external professional staff); reporting transparency; whether the key personnel have substantial personal investments in the investment program; and/or consideration of various oversight mechanisms employed in the investment program (including, the presence of risk management discipline and internal controls).

         Quantitative criteria may include, without limitation: various investment performance statistics (including, historical risk-adjusted returns of investment funds and accounts managed during various time periods and market cycles, if any); down-side deviation; level of assets under management; and/or correlations relative to other Underlying Funds.

         The Sub-Adviser continually monitors the performance of the Fund Managers and the overall composition of the investment portfolio of the Fund in order to reduce Fund Manager risk. The Sub-Adviser seeks to minimize Fund Manager Risk by limiting exposure to any single Fund Manager, continually monitoring Fund Managers for performance and style drift and encouraging Fund Managers to provide as much transparency as possible with respect to the characteristics of their portfolios. In addition, the Sub-Adviser maintains regular communications with the Fund Managers through performance reporting and meetings. The identity and number of Fund Managers is expected to change over time. The Sub-Adviser may withdraw from or invest in different Underlying Funds and terminate or enter into new investment advisory agreements, subject to any limitations imposed by the 1940 Act, without prior notice to or the consent of the Investors.

         Fund Managers are compensated on terms that may include fixed and/or performance-based fees or allocations. Generally, fixed fees to Fund Managers, if applicable, range from 1.0% to 2.0% (annualized) of the average net asset value of the Fund's investment, and performance fees or allocations range from 10% to 25% of the net capital appreciation in the Fund's investment for the year or other measurement period. Each of the Underlying Funds also incurs its own operating expenses. The Fund takes only the net return from the Underlying Funds into account in measuring its performance and in computing the Incentive Allocation to the Adviser and Sub-Adviser of the Fund.

                                  RISK FACTORS

         Certain Underlying Funds in which the Fund may invest involve substantial risks, including the risk that the entire amount invested may be lost. The Fund invests in and actively trades securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other risks also are associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

         The following summary of principal risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Investors should consider the following principal risks in determining whether an investment in the Fund is a suitable investment. Prospective Investors should read this entire prospectus and the SAI and consult with their own advisers before deciding whether to invest. In addition, because the Fund's investment program may develop and change over time (subject to limitations imposed by applicable laws or by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors. No assurance can be made that profits will be achieved or that substantial losses will not be incurred.

LACK OF OPERATING HISTORY

         The Fund is a recently formed entity and has no operating history upon which prospective Investors may evaluate its past performance. The past investment performance of the Adviser, the Sub-Adviser, the Fund Managers or the Underlying Funds should not be construed as an indication of the future results of the Fund.

RISKS OF SECURITIES INVESTING

         All investments in securities entail the risk of loss. The Underlying Funds may invest in equity and debt securities, options and derivatives, all of which involve particular risks. Securities fluctuate in value on the basis of numerous factors - often unrelated to the value or characteristics of the particular security or issue - and those fluctuations can be pronounced.

         There can be no assurance that the Sub-Adviser will be able to select Underlying Funds and Fund Managers that will attain the investment objective of the Fund. In addition, the returns from the Underlying Funds depend upon a variety of factors, including conditions in the global, national and regional economies, conditions in the credit markets, conditions in the securities markets generally and in the market for securities in particular industries or particular regions, political and technological developments, and changes in exchange rates, all of which are beyond the control of the Fund, the Sub-Adviser, their respective affiliates, and the Fund Managers.

         Set forth below is a summary of certain of the risks relating to specific types of securities which are used in the investment programs of the Underlying Funds, and investment strategies which may be employed by the Fund Managers. Although all of these risks may be present in the investment programs of each of the Underlying Funds, they may not be applicable to them to the same degree. The strategies and substrategies that are employed by the Underlying Funds are described in more detail in the SAI.

         As part of its duties, the Sub-Adviser monitors the adherence by Underlying Funds to their stated investment programs and historical investment strategies. In the event that the Sub-Adviser determines that an Underlying Fund is deviating materially from such standards, it will consider appropriate actions seeking to achieve the investment objectives of the Fund, including withdrawal of all or a portion of the assets invested in such Underlying Fund. The ability of the Sub-Adviser to make such withdrawals and re-allocate investments is subject to certain risks. (See "Risk Factors - Special Risks of a Multi-Manager Structure.")

         SHORT SALES. Some or all of the Underlying Funds may attempt to limit an Underlying Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities. In addition, Underlying Funds may use short sales for non-hedging purposes to pursue their investment objectives. For example, an Underlying Fund may "short" a security of a company if, in the Fund Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

         To effect a short sale, the Underlying Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Underlying Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Underlying Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Underlying Fund. A short sale of a security involves the risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and, thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

         An Underlying Fund may also make short sales "against-the-box," in which it sells short securities it owns or has the right to obtain without payment of additional consideration. An Underlying Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

         FOREIGN SECURITIES. The Fund may invest directly or indirectly in foreign securities, including securities of offshore Underlying Funds. Underlying Funds may invest in securities, and derivatives of securities of foreign issuers (both public and private) and in depository receipts, such as American Depository Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Underlying Funds may invest may be listed on foreign exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of an Underlying Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

         Other risks of investing in offshore Underlying Funds and foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of an Underlying Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, an Underlying Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

         PURCHASING INITIAL PUBLIC OFFERINGS. Underlying Funds may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of Investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them.

         SWAP AGREEMENTS. Some or all of the Underlying Funds may enter into equity, interest rate, index, currency rate swap, and other agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Underlying Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange different cash flows, such as interest rates (fixed versus fluctuating rates), currencies, or returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The cash flows to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount", (e.g., the interest rate or return on or increase in value of a particular dollar amount invested, in a particular foreign currency, or in a "basket" of securities representing a particular index). Forms of swap agreements also include interest rate "caps," under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap;" interest rate "floors," under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor;" and interest rate "collars," under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Most swap agreements entered into by an Underlying Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Underlying Fund's current obligations (or rights) under a swap agreement generally would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to such swaps would be limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to a swap defaults, an Underlying Fund's risk of loss consists of the net amount of payments that the Underlying Fund contractually is entitled to receive.

         DERIVATIVES. Some or all of the Underlying Funds may invest in, or enter into, financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate ("Derivatives"). Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

         Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the performance of an Underlying Fund.

         If an Underlying Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the return of the Underlying Fund or result in a loss. An Underlying Fund also could experience losses if Derivatives were poorly correlated with its other investments, or if a Fund Manager were unable to liquidate an Underlying Fund's position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

         WARRANTS AND RIGHTS. Warrants are Derivatives that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates. The market for warrants and rights can become very illiquid. Changes in liquidity may significantly impact the price for warrants and rights.

         OPTIONS AND FUTURES. Underlying Funds may utilize options and futures contracts, including stock index futures contracts. Underlying Funds also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Fund Manager may have difficulty closing out the Underlying Fund's position. Over-the-counter options also may include options on baskets of specific securities.

         Underlying Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Underlying Fund owns the underlying security. The sale of a covered call option exposes an Underlying Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. The sale of an uncovered call option subjects the Underlying Fund to the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option plus the premium received. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Underlying Fund's books or with the Underlying Fund's custodian to fulfill the obligation undertaken. The sale of a covered put option exposes an Underlying Fund during the term of the option to a decline in price of the underlying security while depriving the Underlying Fund of the opportunity to invest the segregated assets. The sale of an uncovered put option subjects the Underlying Fund to the risk of a decline in the market price of the underlying security below the exercise price of the option less the premium received.

         The purchase of a call or put option subjects the Underlying Fund to the risk of the loss of its entire investment in the option if the price of the underlying security does not increase above the exercise price of the call option, or decline below the price of the exercise price of the put option, as the case may be, by more than the premium paid. The risk of loss on a call option can be offset, in whole or in part, by a short sale of the underlying security. If an Underlying Fund holds the underlying security, the loss on a put option will be offset, in whole or in part, by the gain on the security.

         An Underlying Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. An Underlying Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Underlying Fund's position by selling the option previously purchased, although the Fund Manager would be entitled to exercise the option should it deem it advantageous to do so.

         Underlying Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the U.S. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an Investor may look only to the broker for performance of the contract. In addition, any profits an Underlying Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Underlying Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

         Engaging in these transactions involves risk of loss to the Underlying Funds, which could adversely affect the value of their net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting Underlying Funds to substantial losses.

         Successful use of futures also is subject to a Fund Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

         Pursuant to regulations or published positions of the SEC, an Underlying Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the manager's ability otherwise to invest those assets.

         CALL AND PUT OPTIONS ON SECURITIES INDICES. Some or all of the Underlying Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes is subject to the Fund Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

         INTEREST RATE AND CURRENCY FUTURES. Underlying Funds may purchase and sell interest rate futures contracts. An interest rate future obligates an Underlying Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. Underlying Funds also may purchase and sell currency futures. A currency future obligates an Underlying Fund to purchase or sell an amount of a specific currency at a future date at a specific price. These Underlying Funds may employ the spot or forward markets for any or all commodities as well. The risk of loss in interest rate and currency futures transactions can be substantial. Successful use of futures depends upon the Fund Manager's ability to predict correctly movements in the direction of the relevant market. This requires different skills and techniques than predicting changes in the price of individual stocks.

         TRADING IN ILLIQUID SECURITIES AND OTHER INVESTMENTS. Certain investment positions in which an Underlying Fund has an interest may be illiquid. Underlying Funds may invest in restricted or non-publicly traded securities and securities on foreign exchanges. This could prevent an Underlying Fund from liquidating unfavorable positions promptly and subject the Fund to substantial losses. This could also impair the ability of the Fund to distribute repurchase proceeds to an Investor in a timely manner.

         SMALL CAP STOCKS. Underlying Funds may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Underlying Funds may purchase securities in all available securities trading markets.

         INDUSTRY/SECTOR RISK. The Fund may invest in Underlying Funds that focus their investment strategy on particular industry or sector. Investing in Underlying Funds focusing on equity and other securities of specific industry or sector issuers involves substantial risks. Market or economic factors affecting such industry or sector could have a major effect on the value of an Underlying Fund's investments.

         Underlying Funds may target or concentrate their investments in particular markets, sectors or industries. Underlying Funds may also be considered to be non-diversified and invest without limit in a single issuer. As a result of any such concentration of investments or non-diversified portfolios, the portfolios of such Underlying Funds are subject to greater volatility than if they had non-concentrated and diversified portfolios. Those Underlying Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that particular industry or sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. Although the Fund intends to invest its assets across a range of strategies and markets, it is possible for the Fund to inadvertently concentrate its assets in one market, industry or sector because of the aggregate investment of Underlying Funds in a particular market, industry or sector.

         INVESTMENTS IN "DISTRESSED" COMPANIES. Underlying Funds may invest in securities and private claims and obligations of domestic and foreign entities which are experiencing significant financial or business difficulties, such as loans, loan participations, claims held by trade or other creditors, non-performing and sub-performing mortgage loans, fee interests in real estate, partnership interests and similar financial instruments, most of which are not publicly traded and which may involve a substantial degree of risk. Underlying Funds that make such investments may lose a substantial portion or all of their investments in a troubled loan or equity interest or may be required to accept cash or securities with a value less than their share of the investment. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult for Fund Managers to obtain information as to the true condition of such entities.

         INVESTMENTS IN REGISTERED INVESTMENT COMPANIES. The Fund, subject to limitations imposed by the 1940 Act, may invest in Underlying Funds that invest in and may actively trade shares of investment companies, and the Fund may directly invest in money market investment companies. An Investor who meets the conditions for investment in an investment company could invest directly therein and avoid exposure to the special risks of a multi-manager structure, including multiple layers of fees. In addition, the provisions of the 1940 Act, among other things, place restrictions on the amount of leverage that may be employed in the investment program of an investment company and prohibit and restrict the ability of an investment company from engaging in certain types of transactions, including "affiliate transactions." Although such restrictions and prohibitions may be regarded as providing additional protections to Investors, in some cases such restrictions and prohibitions might limit the investment return of Investors in an investment company as compared to investments in other Underlying Funds. (See "Risk Factors - Special Risks of a Multi-Manager Structure.")

         EVENT RISK. Certain investments by Underlying Funds are based on the anticipated outcomes of company specific or transaction specific situations, and certain other investments by Underlying Funds are based on the anticipated outcomes of broader changes in markets or the economy. If the outcomes are not as anticipated (either because the change did not occur, did not occur in the manner or to the extent anticipated, or, in the worst case, because the outcome was contrary to what had been anticipated), Underlying Funds which make such investments could suffer losses and loss of opportunities for alternative investments.

         LEVERAGE. Some or all of the Underlying Funds may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks.

         Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in non-U.S. markets. Borrowings to purchase equity securities typically are secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements. (See "Risk Factors - Risks of Securities Investing - Reverse Repurchase Agreements.")

         Although leverage will increase investment return if an Underlying Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Underlying Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of the Fund's investments in Underlying Funds. In the event that an Underlying Fund's equity or debt instruments decline in value, the Underlying Fund could be subject to a "margin call" or "collateral call", pursuant to which the Underlying Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Underlying Fund's assets, the Fund Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging is subject to interest costs that may or may not be recovered by return on the securities purchased. The Underlying Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. The Adviser is not able to control the amount of, or the ability of a Fund Manager to incur any leverage.

         Although the Fund does not anticipate doing so, it may also determine to borrow money for temporary or emergency purposes or in connection with a repurchase of Interests. The Fund may not borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Fund may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the Fund's total asset level below what is required by the 1940 Act or the Fund's loan agreements.

         LENDING PORTFOLIO SECURITIES. Some or all of the Underlying Funds may lend securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Underlying Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities and may earn interest or other compensation with respect to the loaned securities. The Fund might experience risk of loss if the institution with which an Underlying Fund has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.

         WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Some or all of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery of and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Underlying Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Underlying

Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Fund Manager on a forward basis will not honor its purchase obligation. In such cases, a Fund may incur a loss.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve a sale of a security by an Underlying Fund to a bank or securities dealer and the Underlying Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage which may also increase the volatility of the Underlying Fund's investment portfolio.

         SPECIAL RISKS OF A MULTI-MANAGER STRUCTURE. The Sub-Adviser invests assets of the Fund through Underlying Funds. The success of the Fund depends upon the ability of the Sub-Adviser and Fund Managers to develop and implement investment strategies that achieve the objectives of the respective Underlying Funds. For example, the inability of a Fund Manager effectively to hedge an investment strategy that it utilizes may cause the assets of the Fund invested with such Underlying Fund to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Sub-Adviser and the Fund Managers may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized. In addition, the overall performance of the Fund is dependent not only on the investment performance of individual Underlying Funds, but also on the ability of the Sub-Adviser to select and allocate assets among such Underlying Funds effectively on an ongoing basis. There can be no assurance that the allocations made by the Sub-Adviser will prove as successful as other allocations that might have been made, or as adopting a static approach in which Underlying Funds are not changed.

         VALUATION OF UNDERLYING FUNDS. There will be no daily valuation of the Fund's investments in the Underlying Funds. The valuation of the Fund's investments in Underlying Funds is ordinarily determined based upon valuations provided by the Fund Managers for such Underlying Funds. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Fund Managers. In this regard, a Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Fund Manager's compensation. Although the Valuation Committee reviews the valuation procedures used by all Fund Managers, the Valuation Committee cannot confirm the accuracy of valuations provided by Fund Managers. In addition, the net asset values or other valuation information received by the Valuation Committee from an Underlying Fund are typically estimated, and may be subject to later adjustment or revision by the Underlying Fund. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. Subject to the 1940 Act, the Fund does not expect to restate its previous net asset values to reflect an adjustment or revision by an Underlying Fund unless such adjustment or revision is material. If Fund Manager valuations are consistently delayed, missing or inaccurate, the Sub-Adviser generally will consider whether the Underlying Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in an Underlying Fund quickly, and could therefore be obligated to continue to hold the interests. In such a case, the Valuation Committee may value the interests without the benefit of the Fund Manager valuations, and the Valuation Committee may determine to discount the value of the interests or value them at zero. (For a more detailed discussion of the Fund's and Board's policies and procedures concerning valuation issues, see "Calculation of Net Asset Value; Valuation.")

         INFORMATION FROM FUND MANAGERS. Underlying Funds that are Private Funds may not be registered as investment companies under the 1940 Act, and, therefore, the Fund and Investors will not have the protections of the 1940 Act with respect to its investments in those Underlying Funds. For example, funds registered under the 1940 Act are subject to provisions that limit transactions with affiliates and that require that a fund have a separate custodian and independent directors or trustees. In addition, registered funds are subject to reporting requirements that mandate the disclosure of the underlying instruments and investment strategies of a fund's portfolio. Although the Sub-Adviser receives detailed information from each Fund Manager regarding its historical performance and investment strategy, in most cases, the Sub-Adviser has little or no means of independently verifying this information. Furthermore, detailed information on the underlying investments of an Underlying Fund may not be made readily available to the Fund. The absence of such information may result in losses to an Underlying Fund.

         MULTIPLE LAYERS OF FEES. By investing in Underlying Funds indirectly through the Fund, Investors bear a proportionate share of the fees and expenses of the Fund and, indirectly, similar expenses of the Underlying Funds. Investors could avoid the additional level of fees at the Fund level by investing directly with the Underlying Funds, although in many cases access to these Underlying Funds may be limited or unavailable.

         INDEPENDENT FUND MANAGERS. Each Fund Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Fund Managers and the Fund generally. Accordingly, a Fund Manager with positive performance may receive compensation from the Fund, and, thus, indirectly from Investors, even if the overall investment return of the Fund is negative. Investment decisions for the Underlying Funds are made by the Fund Managers entirely independently of each other. As a result, at any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

         PROPRIETARY INVESTMENT STRATEGIES. Selected Underlying Funds may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Sub-Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Fund Manager or the Adviser. The Fund Managers generally use investment strategies that are different than those typically employed by traditional managers of portfolios of stocks and bonds. The investment niche, arbitrage opportunity or market inefficiency exploited by a particular Underlying Fund may become less profitable over time as market conditions change.

         SUB-ADVISED ACCOUNT ALLOCATIONS. The Fund may place assets with a number of Fund Managers through opening discretionary managed accounts rather than investing in Private Funds. Sub-Advised Accounts would be subject to the Fund's investment restrictions and the 1940 Act. In addition, the Sub-Advised Accounts could, depending on the investment program utilized, expose the Fund to theoretically unlimited liability, and it is possible, given the leverage which certain of the Fund Managers may use to achieve their investment objectives, that the Fund could lose more by being invested in a Sub-Advised Account directed by a particular Fund Manager than if the Fund had been invested in a Private Fund managed by such Fund Manager.

         INVESTMENTS IN NON-VOTING STOCK. Underlying Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult to monitor whether the holdings of the Underlying Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may need to hold its interest in an Underlying Fund in non-voting form. Additionally, the Fund may need to limit the amount of voting securities it holds in any particular Underlying Fund, and may as a result hold substantial amounts of non-voting securities in a particular Underlying Fund. To the extent that the Fund holds non-voting securities of an Underlying Fund, it will not be able to vote on matters that require the approval of the investors in the Underlying Fund. This restriction could diminish the influence of the Fund in an Underlying Fund and adversely affect its investment in the Underlying Fund, which could result in unpredictable and potentially adverse effects on Investors.

         DELAYS IN INVESTMENT IN UNDERLYING FUNDS. It is the intention of the Sub-Adviser that at all times the Fund will be fully invested in Underlying Funds. However, from time to time, one or more Underlying Funds may limit the amount of additional capital that they will accept from the Fund. In addition, even when additional investments are permitted by Underlying Funds, the Fund may make additional investments in an Underlying Fund only at certain times pursuant to limitations set forth in the governing documents of such Underlying Fund. In any such event, pending the allocation to additional Underlying Funds, or the agreement of the existing Underlying Funds to accept additional capital contributions from the Fund, initial or additional capital contributions made by Investors may be temporarily invested in money market instruments which may, subject to applicable law, include money market funds sponsored by and/or advised by the Adviser, Sub-Adviser or its affiliates. Under such circumstances, continued sales of Interests will dilute the participation of existing Investors in the Underlying Funds in which the applicable Fund is invested.

         REPURCHASES; RE-ALLOCATION OF INVESTMENTS. As discussed above, the Sub-Adviser intends to invest the assets of the Fund in at least 15 Underlying Funds managed by independent Fund Managers. Under the terms of the governing documents of Underlying Funds, the ability of the Fund to withdraw any amount invested therein may be subject to certain restrictions and conditions, including restrictions on the withdrawal of capital for an initial period of as long as two years, restrictions on the amount of redemption requests and the number of times a year when redemption requests can be made (which could be no more frequently than annually), and investment minimums which must be maintained. Consequently, the ability of the Fund to repurchase all or any portion of an Investor's Interest may be adversely affected to varying degrees by such restrictions depending on, among other things, the length of any restricted periods imposed by the Underlying Funds, the amount and timing of a repurchase offer in relation to the time remaining of any restricted periods imposed by related Underlying Funds, the next regularly scheduled redemption dates of such Underlying Funds and the satisfaction of other conditions. Also, the ability of the Sub-Adviser to reallocate investments among existing or new Underlying Funds or to replace an existing Fund Manager at any particular time may be adversely affected by such restrictions and conditions. The ability of an Investor to request a repurchase of all or any portion of a Capital Account is also subject to the other conditions discussed herein. (See "Repurchases of Interests and Transfers.")

         OTHER RISK FACTORS. Underlying Funds generally are permitted to redeem their interests in-kind. Thus, upon the withdrawal by the Fund of all or a portion of its interest in an Underlying Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser will seek to dispose of these securities in a manner that is in the best interests of the Fund.

         A noncorporate Investor's share of the investment expenses of the Fund (including any asset-based fees at the Fund and Underlying Fund levels) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate Investor's alternative minimum tax liability.

         The Fund may agree to indemnify certain of the Underlying Funds and their Fund Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Interests.

BANKING REGULATION

         The Adviser is a wholly owned subsidiary of Wilmington Trust Corporation, and as such is subject to regulation under banking law, including for certain affiliates, the Bank Holding Company Act of 1956, as amended, and to regulation by U.S. bank regulatory agencies, including, as appropriate, the Board of Governors of the Federal Reserve and the Office of the Comptroller of the Currency. These banking laws, rules, regulations and guidelines and the interpretation and administration thereof by the staff of the regulatory agencies restrict the transactions and relationships between Wilmington Trust Corporation and its affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund.

INCENTIVE COMPENSATION

         The Fund pays a Management Fee and makes an Incentive Allocation to the Adviser and Sub-Adviser. In addition, the Fund typically incurs advisory fees and allocations (asset-based and performance-based) payable to the Fund Managers in connection with its investments in the Underlying Funds. Such arrangements may create incentives for the Sub-Adviser and Fund Managers to engage in riskier transactions than would otherwise be the case if such performance-based compensation were not paid. The Fund may incur performance-based fees or allocations to some Fund Managers even though the performance of other Fund Managers or the Fund as a whole in a given year is negative. In addition, because such performance-based allocations are generally calculated on a basis that includes realized and unrealized appreciation of assets, the allocation may be greater than if it were based solely on realized gains.

LIQUIDITY RISKS

         Interests in the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Interests from time to time, an Investor may not be able to dispose of Interests in the Fund. Depending on market conditions and other factors, the Sub-Adviser expects that it will generally recommend to the Board that the Fund offer to repurchase Interests from Investors two times each year, in March and October.

NON-DIVERSIFIED STATUS

         There are no percentage limitations imposed by law on the percentage of the Fund's assets that may be invested in the securities of any one issuer. However, it is generally intended that not more than 10% of the assets of the Fund will be invested in any single Underlying Fund. The Sub-Adviser believes that this approach will help to reduce overall investment risk.

DISTRIBUTIONS TO INVESTORS AND PAYMENT OF TAX LIABILITY

         The Fund does not intend to make periodic distributions of net income or gains, if any, to Investors. Whether or not distributions are made, Investors are required each year to pay applicable Federal, state and local income taxes on their respective shares of the Fund's taxable income. The amount and times of any distributions is determined in the sole discretion of the Board.

         Investors will likely be required to request extensions of time to file their personal income tax returns. The Fund does not expect to be able to provide estimates of each Investor's taxable income before the due date for filing extensions and paying estimated taxes. Investors should consult their tax adviser concerning how such delayed reporting may affect them.

                              CONFLICTS OF INTEREST

         RSMC, Guidance, and their respective affiliates, partners, officers and employees, including those involved in the investment activities and business operations of the Fund, (collectively, for the purposes of this section "Advisory Affiliates"), are engaged in business unrelated to the Fund. This may be a consideration of which the Investor should be aware. Set forth below is disclosure related to a number of possible conflicts that may arise. This disclosure is not intended to be exhaustive.

         Advisory Affiliates from time to time may invest proprietary or client capital with portfolio managers, including Fund Managers selected for the Fund, and may also invest in the same management companies of hedge fund managers that may be purchased for the Fund. In addition, Advisory Affiliates may have other business relationships with such Fund Managers and/or Underlying Funds, including without limitation prime brokerage relationships.

         Guidance provides investment management services to other clients, including other multi-manager funds and managed accounts that follow investment programs substantially similar to that of the Fund. As a result, where a limited investment opportunity would be appropriate for the Fund and also for one or more of its other clients, Guidance is required to choose among the Fund and such other clients in allocating such opportunity, or to allocate less of such opportunity to the Fund than it would ideally allocate if it did not provide investment management services to other clients. In addition, Guidance may determine that an investment opportunity is appropriate for a particular client, or for itself or an affiliate, but not for the Fund. Situations may arise in which other client accounts managed by Guidance or its affiliates have made investments that would have been suitable for the Fund but, for various reasons, were not pursued by, or available to, the Fund. Guidance attempts to allocate limited investment opportunities among the Fund and its other client accounts in a manner it believes to be reasonable and equitable.

         Guidance may allocate assets of the Fund to Fund Managers affiliated with it or RSMC or with which Advisory Affiliates have a business relationship, but not on terms more favorable to such Fund Managers than could be obtained through arm's length negotiation. Such business relationships could include agreements pursuant to which an Advisory Affiliate provides services to a Fund Manager and is compensated by receiving a share of such Fund Manager's revenue, including revenue based on a percentage of the Fund Manager's assets under management. Advisory Affiliates may enter into placement agent agreements with a Fund Manager, pursuant to which such Fund Manager may compensate Advisory Affiliates for referring investors (other than the Fund) to the Fund Manager.

         Subject to applicable law, the Fund may enter into transactions with Advisory Affiliates. RSMC and Guidance, as the case may be, will, to the extent required by law, obtain the appropriate consents prior to entering into such transactions. The Fund may enter into transactions to purchase or sell securities from affiliates of RSMC or Guidance only if the Fund has received an exemptive order from the Securities and Exchange Commission or the staff of the SEC has published a no-action position that such transactions will not be challenged by the SEC staff. At present, the Fund does not intend to seek such no-action or exemptive relief.

         The Fund Managers may manage other accounts and may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund. The Fund Managers may give advice and recommend securities to, or buy or sell securities for, their respective portfolio or managed accounts in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

         A Fund Manager may purchase investments that are issued, or the subject of an underwriting or other distribution, by an Advisory Affiliate. A Fund Manager may invest, directly or indirectly, in the securities of companies affiliated with Guidance, RSMC or in which an Advisory Affiliate has an equity or participation interest. The purchase, holding and sale of such investments for the Fund may enhance the profitability of the Advisory Affiliate's own investments in such companies.

         Other present and future activities of Advisory Affiliates, the Fund Managers and/or their affiliates may give rise to additional conflicts of interest.

                                 USE OF PROCEEDS

         The proceeds from the sale of Interests, net of the Fund's organization costs, offering costs and fees and expenses, will be invested in accordance with the Fund's investment program. The organizational and initial offering costs of the Fund are expected to total approximately $200,000.

         The Fund intends to invest net proceeds from the sale of Interests within one month after receipt of such proceeds by the Fund. The Underlying Funds in which the Fund invests may restrict investments in such Underlying Funds on a monthly or quarterly basis. To the extent that the Fund desires to invest in an Underling Fund that accepts investments on a quarterly basis and an Investor makes an investment in the Fund in a month that does not correlate with such quarterly investment window, all or a portion of an Investor's investment in the Fund may not be invested within one month of the Fund's receipt of such proceeds. Thus, there may be a delay in investing an Investor's entire investment proceeds in accordance with the Fund's investment program.

                             MANAGEMENT OF THE FUND

GENERAL

         The Board of Trustees provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are not "interested persons" (as defined in the 1940 Act) of the Fund. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company that is organized as a corporation.

THE ADVISER

         RSMC is a Delaware corporation located at 1100 North Market Street, Wilmington, Delaware 19890, and registered as an "investment adviser" under the Advisers Act. RSMC is a wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of Wilmington Trust Company. RSMC provides asset management services to individuals, personal trusts, municipalities, corporations and other registered investment companies. As of __________, 2003, RSMC had $_______ assets under management.

         RSMC serves as the Adviser of the Fund pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser shall, subject to the supervision and control of the Board, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund; (ii) develop and supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased and sold by the Fund; (iii) arrange for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund; (iv) supervise the Sub-Adviser in all respects; (v) recommend to the Board the termination, continuation, renewal or non-renewal of the Sub-Advisory Agreement; (vi) determine all fee waivers and expense reimbursements; (vii) determine whether to waive the 5 business day pre-investment deposit rule for Initial Investments and subsequent Investments by Investors; (viii) supervise the Sub-Adviser, Custodian, Sub-Custodian and Distributor on behalf of the Fund; and (ix) take such further actions with respect to the foregoing as the Adviser shall deem necessary or advisable. In performing its duties under the Advisory Agreement, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, and it may enter into investment sub-advisory agreements with any registered investment advisers, subject to such approvals of the Board and Investors of the Fund as may be required to comply with applicable provisions of the 1940 Act. The Adviser is not required to, but may hold Interests in the Fund.

         The Fund pays the Adviser a Management Fee, computed and paid monthly at an annual rate of 0.50% of the net assets of the Fund as of the last day of each month (before reduction for any repurchases of Interests or the Incentive Allocation). In addition, the Adviser will receive a performance-based Incentive Allocation that is determined by reallocating to the Adviser a percentage of the net profits otherwise allocable to each Investor. (See "Capital Accounts - Allocation of Net Profits and Net Losses; Incentive Allocation.")

         If an Investor acquires an Interest on a date other than the first day of a month or withdraws all or a portion of such Investor's interest on a date that is other than the last day of a calendar month, the Management Fee shall be prorated with respect to the Interest acquired or withdrawn for such month.

         The Advisory Agreement was approved by a majority of the Board of Trustees, including a majority of the Independent Trustees, at a meeting called for such purpose on ________, 2003. The Advisory Agreement was approved for an initial term expiring __________, 2005, and it will be automatically renewed thereafter for successive one-year terms, unless the Board (acting on behalf of the Fund) or the Adviser elects to terminate the Advisory Agreement on 60 days' prior written notice to the other.

THE SUB-ADVISER

         Guidance is an Illinois limited liability company located at 700 Rockland Road, Rockland, Delaware 19732, and registered as an "investment adviser" under the Advisers Act. Guidance is controlled by Messrs. Brian Ziv and
D. Trowbridge Elliman, III. Guidance provides asset management services to private investment vehicles that seek alternative investment strategies. Guidance specializes in fund-of-funds investment management and provides investment advice to its own proprietary fund-of- funds. As of __________, 2003, Guidance had $_______ assets under management.

         Guidance serves as the Sub-Adviser of the Fund pursuant to the Sub-Advisory Agreement. Under the terms of the Sub-Advisory Agreement, the Sub-Adviser shall, subject to the supervision and control of the Board, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund; (ii) develop, implement and supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased and sold by the Fund; (iii) arrange for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund; and (iv) take such further actions with respect to the foregoing as the Sub-Adviser shall deem necessary or advisable. In performing its duties under the Sub-Advisory Agreement, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services. The Sub-Adviser is not required to, but may hold Interests in the Fund.

         The Fund pays the Sub-Adviser a Management Fee, computed and paid monthly at an annual rate of 0.50% of the net assets of the Fund under the Sub-Adviser's management as of the last day of each month (before reduction for any repurchases of Interests or the Incentive Allocation). In addition, the Sub-Adviser will receive a performance-based Incentive Allocation that is determined by reallocating to the Adviser a percentage of the net profits otherwise allocable to each Investor. (See "Capital Accounts - Allocation of Net Profits and Net Losses; Incentive Allocation.")

         If an Investor acquires an Interest on a date other than the first day of a month or withdraws all or a portion of such Investor's interest on a date that is other than the last day of a calendar month, the Management Fee shall be prorated with respect to the Interest acquired or withdrawn for such month.

         The Sub-Advisory Agreement was approved by a majority of the Board of Trustees, including a majority of the Independent Trustees, at a meeting called for such purpose on ________, 2003. The Sub-Advisory Agreement was approved for an initial term expiring __________, 2005, and it will be automatically renewed thereafter for successive one-year terms, unless the Board (acting on behalf of the Fund) or the Adviser elects to terminate the Sub-Advisory Agreement on 60 days' prior written notice to the other.

PORTFOLIO MANAGERS

         Robert J. Christian and John R. Giles of RSMC are primarily responsible for monitoring the day-to-day investment activities of Guidance and the administrative activities of the Fund. Brian C. Ziv, D. Trowbridge "Toby" Elliman, III, Jacob Rossof and Christopher Walvoord comprise the Guidance's Investment Committee and are responsible for the management process of and investment selection for the Fund. Each portfolio manager's business experience is as follows:

         ROBERT J. CHRISTIAN. Mr. Christian is a director and President of RSMC. He has been a director of RSMC since February 1996. From 1994 to 1996, he was Chairman and a director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. he was also Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and a director of Provident Capital Management from 1993 to 1996. Mr. Christian is also the President, Chairman of the Board and a trustee of the Fund.

         JOHN R. GILES. Mr. Giles is a Vice President of RSMC. He has been with RSMC and/or its affiliates since 1996. Prior to joining RSMC and its affiliates, he held senior leadership positions at several prominent financial and asset management companies. Mr. Giles is the Chief Financial Officer, Vice President and Treasurer of the Fund.

         BRIAN C. ZIV, CFA. Mr. Ziv is a founding member and Chief Investment Officer of Guidance and a member of the firm's Investment Committee. Prior to forming Guidance in September 2001, he was Chief Investment Officer of Graystone Wealth Management Services, a division of Morgan Stanley, where he helped found and develop Graystone's consulting practice, serving as the firm's first Director of Research. Mr. Ziv was with Graystone from 1994 to 2001. Mr. Ziv's research includes analysis of hedge funds and hedge fund strategies. He has also done extensive work on tax-sensitive portfolio construction and use of non-traditional investment strategies. He has published articles on a wide range of investment topics, including portfolio strategy, use of hedge funds and investment manager selection.

         D. TROWBRIDGE "TOBY" ELLIMAN, III. Mr. Elliman is a founding member of Guidance and a member of the firm's Investment Committee. Prior to forming Guidance in September 2001, he was Senior Vice President and Financial Advisor with Morgan Stanley. Mr. Elliman was with Morgan Stanley from 1991 to September 2001. At Morgan Stanley Mr. Elliman worked with major financial institutions developing and marketing alternative investment products. Mr. Elliman helped lead the development and launch of Morgan Stanley Market Street Managed Futures L.P., a commodities futures fund for Morgan Stanley clients. He also worked closely with Oxford Advisors Ltd. in developing and marketing a family of offshore hedge fund products, including the Oxford Strategic Income Fund and the Oxford Strategic Market Neutral Fund.

         JACOB ROSSOF, CFA AND FRM. Mr. Rossof is a member of Guidance, focusing on hedge fund manager research. He is also a member of the firm's Investment Committee. Prior to joining Guidance in September 2001, he was an analyst at Graystone Wealth Management Services, a division of Morgan Stanley. At Graystone he was responsible for recommending and monitoring alternative investment managers across many different strategies. Mr. Rossof was with Morgan Stanley from 1999 to September 2001. From 1997 to 2001, he was a Senior Investment Analyst at Ennis, Knupp and Associates where he was responsible for their alternative investment capabilities. Mr. Rossof started his career in 1993 at John Nuveen and Co. At Nuveen, he was primarily responsible for monitoring the performance of a portfolio of municipal bonds.

         CHRISTOPHER WALVOORD. Mr. Walvoord is a principal of Guidance and a member of the firm's Investment Committee. Mr. Walvoord has been with Guidance since September 2002. Prior to joining Guidance, Mr. Walvoord was Director of Hedge Fund Investments at the Northern Trust Company. At Northern Trust, Mr. Walvoord oversaw all aspects of the investment process for the firm's hedge funds program. Prior to joining Northern Trust in 1996, Mr. Walvoord was an associate at John Nuveen and Co., and a member of its Capital Markets Group, where he modeled municipal derivative transactions for investment banking clients.

             ADMINISTRATION, ACCOUNTING, CUSTODY AND OTHER SERVICES

         The Fund has retained RSMC to serve as the administrator for the Fund. Pursuant to an agreement between RSMC and the Fund (the "Administration Agreement"), RSMC provides, or arranges to provide, accounting, administrative and transfer agency services to the Fund. In connection with these services, the Fund pays RSMC a monthly Administration Fee computed at the greater of the annual rate of 0.25% of the net assets of the Fund as of the last day of the month, or $90,000 per calendar year. RSMC and the Fund have retained PFPC, Inc. 301 Bellevue Parkway, Wilmington, DE 19809 as a Sub-Administrator to assist it by providing certain accounting, administration and transfer agency services to the Fund.

         The Fund's cash and securities are held under a Custodian Agreement by Wilmington Trust Company, an affiliate of RSMC and the Fund (the "Custodian"). The Fund's assets are held under a bank custodianship in compliance with the 1940 Act. The principal address of the custodian is 1100 North Market Street, Wilmington, DE 19890. The Custodian has also retained PFPC Trust Company, an affiliate of the Distributor (the "Sub-Custodian), to serve as sub-custodian to the Fund. The principal business address of the Sub-Custodian is 8800 Tinicum Blvd., Philadelphia, PA 19153.

                                  FUND EXPENSES

         The Fund bears, among others, the following expenses: (a) all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, reasonable out of pocket expenses incurred in monitoring and evaluating Underlying Funds and Fund Managers (e.g., security background inquiries regarding existing and prospective Fund Managers), interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on non-U.S. dividends; (b) all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal and state laws; (c) the costs and expenses of holding meetings of the Board and any meetings of Investors, including costs associated with the preparation and dissemination of proxy materials; (d) the fees and disbursements of legal counsel to the Fund, legal counsel to the Independent Trustees of the Fund, independent auditors for the Fund and other consultants and professionals engaged on behalf of the Fund; (e) the Management Fee; (f) the fees payable to fund accounting agents, transfer agents, custodians and other persons providing administrative services to the Fund; (g) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund and/or the Board; (h) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors; (i) any entity-level taxes; and (j) such other expenses as may be approved by the Board. As noted in the expense table, the Adviser may be entitled to recoup certain expenses over time.

         All fees and expenses, duties and charges are charged to the Fund as the Board determines to be reasonable. In the case of any fees or expenses of a regular or recurring nature, such as audit fees, the Board may calculate such fees and expenses on an estimated figure for yearly or other periods in advance and accrue the same in equal proportions over any period.

     The Fund's organizational costs will be borne, expensed as incurred, by the Fund and are estimated at $25,000. In addition, the Fund will bear certain offering costs of approximately $175,000, associated with the initial offering of Interests. Such offering expenses will be amortized over a twelve month period beginning in [January 2004]. Offering costs cannot be deducted by the Fund or Investors for tax purposes.

                                  FISCAL PERIOD

         A new accounting period ("Fiscal Period") will commence on the first day of each fiscal year, on each date of any capital contribution to the Fund and on each date next following the date of repurchase of an Investor's Interest (in whole or in part), and the prior Fiscal Period will end on the date immediately preceding such date of commencement of a new Fiscal Period.

                             INVESTOR QUALIFICATIONS

         Interests are only being offered to Investors that are qualified Investors. Currently, qualified Investors include (i) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1.5 million; (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund; (iii) persons who are "Qualified Purchasers" as defined by the 1940 Act and the rules thereunder; and (iv) certain "knowledgeable employees" of the Adviser or Sub-Adviser who participate in the investment activities of the Adviser or Sub-Adviser. In addition, Interests are offered only to Investors that are U.S. persons for Federal Income tax purposes, as defined below, and may not be purchased by charitable remainder trusts. You must complete and sign an Investor certification that you meet these requirements before you may invest in the Fund. The form of this Investor certification is contained in Appendix A of this prospectus. The Fund is not obligated to sell through brokers, dealers or other financial institutions any Interests that have not been placed with qualified Investors that meet all applicable requirements to invest in the Fund. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time.

                     REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION OR TRANSFERS

         No Investor or other person holding an Interest or a portion of an Interest acquired from an Investor has the right to require the Fund to redeem that Interest or any portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity is provided only through limited repurchase offers that are made from time to time by the Fund. Any transfer of an Interest in violation of the Declaration of Trust will not be permitted and will be void. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below. (For information on the Fund's policies regarding transfers of Interest, see "Repurchases and Transfers of Interests - Transfers of Interests" in the SAI.)

REPURCHASES OF INTERESTS

         The Fund expects to make offers, from time to time, to repurchase outstanding Interests pursuant to written tenders by Investors. Repurchase offers are made at such times and on such terms as may be determined by the Board, in its sole discretion, and are generally offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board considers the recommendations of the Adviser.

         Depending on market conditions and other factors, the Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from Investors as of March 31, 2005, and thereafter, depending on market conditions and other factors, twice each year, effective as of March 31 and September 30 of each year. The Fund cannot repurchase an Interest until at least 60 days after tender in writing by an Investor of the Investor's intention to exercise the repurchase right, and the Fund will not set the repurchase price earlier than 60 days after receipt of a tender offer. The Declaration of Trust provides that the Fund will be dissolved if the Interest of any Investor that has submitted a written request, in accordance with the terms of the Declaration of Trust, for repurchase of its Interest, has not been repurchased by the Fund within a period of two years from the date of the request. (See "Repurchases and Transfers of Interests - Repurchase Offers" in the SAI.)

         The Board also considers the following factors, among others, in making its determination:

         - whether any Investors have requested the repurchase of Interests or portions thereof by the Fund;

         -        the liquidity of the Fund's assets;

         - the investment plans and working capital requirements of the Fund;

         - the relative economies of scale with respect to the size of the Fund;

         - the history of the Fund in repurchasing Interests or portions thereof;

         -        the economic condition of the securities markets; and

         - the anticipated tax consequences to the Fund or its Investors of any proposed repurchases of Interests or portions thereof.

         The Board will determine that the Fund repurchase Interests or portions thereof from Investors pursuant to written tenders only on terms the Board determines to be fair to the Fund and Investors. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Investor describing the terms of the offer, and containing information that Investors should consider in deciding whether to tender Interests for repurchase. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated price of their Interests from the Adviser during the period the offer remains open.

         When Interests are repurchased by the Fund, Investors will generally receive cash distributions equal to the value of the Interests (or portion of the Interest) repurchased. However, in the sole discretion of the Fund, the proceeds of repurchases of Interests may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Interests that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Investors not tendering Interests for repurchase. In the event that the Fund distributes securities in-kind, it is expected that all Investors whose Interests are being repurchased will receive the same proportion of their respective distributions on an in-kind basis. Securities paid to Investors in-kind may be subject to liquidity restrictions which may limit the ability of Investors to redeem such securities for cash. (See "Risk Factors - Limited Liquidity.") Repurchases are effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Investors.

         An Investor that tenders all or part of its Interest may have a taxable event when the Interest is repurchased. Gain, if any, is recognized by a tendering Investor only as and after the total proceeds received by the Investor exceed the Investor's adjusted tax basis in the Interest. A loss, if any, is recognized only upon tendering its entire Interest and only after the Investor has received full payment under the promissory note that is given to the Investor prior to the Fund's payment of the repurchase amount. Special rules apply if the Fund distributes securities to the tendering Investor. The Incentive Allocation is made if an Investor's Interest (or a portion of an Interest) is repurchased by the Fund as of a date other than the end of the calendar year. (See "Capital Accounts - Allocation of Net Profits and Net Losses; Incentive Allocation.")

REPURCHASE PROCEDURES

         The amount that an Investor may expect to receive on the repurchase of the Investor's Interest (or portion thereof) is the value of the Investor's Capital Account (or portion thereof being repurchased) determined as of a specified valuation date (the "Valuation Date"), which is the same date as the expiration date of the tender offer or shortly thereafter, and is based on the net asset value of the Fund's assets as of the Valuation Date, after giving effect to all allocations to be made as of that date to the Investor's Capital Account, including any Incentive Allocation. Payment of the purchase price pursuant to a tender of Interests or portions thereof will consist of: (i) cash and/or securities (valued in accordance with the Declaration of Trust and distributed to tendering Investors on a pari passu basis) in an aggregate amount equal to at least 95% of the estimated unaudited value of the Interests tendered, determined as of the Valuation Date (the "Initial Payment"); and (ii) a promissory note (the "Note") that is not expected to bear interest and is not transferable, entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the value of the Interests (or portion thereof) as of the Valuation Date, determined based on the audited financial statements of the Fund, over (b) the Initial Payment (the "Final Payment"). The Initial Payment will be made as soon as possible after the Valuation Date in accordance with the terms of the written offer from the Fund to repurchase the Interests, and in any event, the Fund will endeavor to pay Investors not more than 60 days after the Valuation Date. This amount is subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year).

         The Note will be delivered to the tendering Investor with or promptly after the Initial Payment and will be payable in cash promptly after completion of the annual audit of the Fund's financial statements (the "Final Payment Date"). The Board has the discretion, if it deems it to be in the best interests of the Fund or a tendering Investor, to estimate the amount of the Final Payment and (i) pay such estimated amount earlier than the Final Payment Date or (ii) deposit such estimated amount in an interest bearing escrow account with payment of such amount to the tendering Investor on or before the Final Payment Date.

         An Investor who tenders for repurchase only a portion of the Investor's Interest is required to maintain a Capital Account balance of at least $75,000, net of the amount of the Incentive Allocation, if any, that is debited from the Capital Account of the Investor as of the Valuation Date. If an Investor tenders a portion of an Interest and the repurchase of that portion (net of any Incentive Allocation) would cause the Investor's Capital Account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Investor so that the required minimum balance is maintained or subject to the following paragraph, repurchase the Investor's entire Interest in the Fund.

         If a repurchase offer is oversubscribed by Investors, the Fund will repurchase only a pro rata portion of the Interests tendered by each Investor. If such pro rata purchase of tendered Interests will result in one or more Investors holding Interests in an amount less than the required minimum investment ($75,000), the Board may, in its discretion, increase the size of the tender offer to repurchase such Interests that fall below the minimum investment amount.

         Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by the rules of the SEC.

MANDATORY REPURCHASE BY THE FUND

         The Declaration of Trust provides that the Fund may redeem an Interest (or portion thereof) of an Investor or any person acquiring an Interest (or portion thereof) from or through an Investor under certain circumstances, including if: (i) such an Interest or portion thereof has been transferred in violation of the restrictions on transfer, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetence of a Member; (ii) ownership of an Interest by an Investor or other person will cause the Fund or the Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction; (iii) continued ownership of the Interest may cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation under the Internal Revenue Code; (iv) any of the representations and warranties made by an Investor in connection with the acquisition of the Interest was not true when made or has ceased to be true; (v) the Capital Account balance of an Investor falls below $75,000 for reasons other than from market fluctuation; or (vi) an Interest was purchased using funds reasonably believed by the Fund or the Adviser to be derived from, or intended for money laundering or any activity which facilitates money laundering or the funding of terrorist or criminal activities.

                    CALCULATION OF NET ASSET VALUE; VALUATION

         The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of any Fiscal Period in accordance with the written valuation policies and procedures adopted by the Board that are consistent with U.S. generally accepted accounting principles and such other valuation policies, procedures and principles that the Board may adopt or determine from time to time (collectively, the "Valuation Procedures"). The net asset value of the Fund equals the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses.

         The Valuation Committee values interests in Underlying Funds at fair value in accordance with the written Valuation Procedures and will seek to ensure that the Fund is able to reliably determine the value of its investments in Underlying Funds. The Fund's Board, including the Independent Trustees, and the members of the Valuation Committee have been advised about their duties with respect to valuation as described in the Valuation Procedures. Fair value of interests of Underlying Funds ordinarily is the value determined by the Valuation Committee based upon the valuation reported by the Fund Manager in accordance with the policies established by the relevant Underlying Fund.

         As a general matter, the fair value of the Fund's interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from the Underlying Fund if the Fund's interests were redeemed at the time of the valuation, based upon information reasonably available at the time the valuation is made and that the Valuation Committee believes to be reliable. In the event that an Underlying Fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of the Underlying Fund based on the most recent value reported by the Underling Fund at the time, as well as any other information available at the time the Fund values its portfolio, in accordance with the Valuation Procedures.

         Fund Managers may only provide determinations of the net asset value of Underlying Funds on a monthly, quarterly or semi-annual basis, in which event it may not be possible to determine the net asset value of the Fund more frequently. Valuations provided to the Fund by a Fund Manager may be based upon estimated or unaudited reports, and may be subject to later adjustment or revision by the Fund Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. Subject to the Valuation Procedures established by the Board, the Fund does not expect to restate its previous net asset values to reflect an adjustment or revision by an Underlying Fund unless such adjustment or restatement is material, as defined in the Valuation Procedures. Accordingly, an Investor may have its Interest (or portion thereof) repurchased at a price that is higher or lower than a subsequently adjusted amount. For example, any increases in the net asset value of the Fund resulting from a subsequent adjusted valuation is entirely for the benefit of the outstanding Interests of the Fund and to the detriment of Investors who had Interests of the Fund repurchased at a price lower than the adjusted amount. The same principles apply to the purchase of Interests, and new Investors may be affected in a similar way.

         If Fund Manager valuations are consistently delayed, missing or inaccurate, the Sub-Adviser generally will consider whether the Underlying Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in an Underlying Fund quickly, and could therefore be obligated to continue to hold the interests. In such a case, the Valuation Committee may value the interests without the benefit of the Fund Manager valuations, and the Valuation Committee may determine to discount the value of the interests or value them at zero.

         Prospective investors should be aware that there can be no assurance that the fair value of interests in Underlying Funds as determined under the procedures described above will in all cases be accurate to the extent that the Fund, the Valuation Committee and the Sub-Adviser do not generally have access to all necessary and other information relating to the Underlying Funds to determine independently the net asset values of those funds. The Valuation Committee's results in accurately fair valuing securities whose market value is not readily ascertainable as a result of a significant event are subject to inaccuracies and that its valuation of underlying portfolio positions could have an adverse effect on the Fund's net assets and overall performance if its judgments regarding appropriate valuations should prove incorrect.

         For more information on the calculation of net asset value, please refer to "Valuation of Assets" in the SAI.

                                CAPITAL ACCOUNTS

GENERAL

         The Fund maintains a separate Capital Account for each Investor, which has an opening balance equal to the Investor's initial contribution to the capital of the Fund (i.e., the amount of the investment less any applicable sales load). Each Investor's Capital Account is increased by the amount of any additional contributions by the Investor to the capital of the Fund and as specified below. Similarly, each Investor's Capital Account is reduced by the sum of the amount of any repurchase by the Fund of the Investor's Interest, or portion thereof, plus the amount of any distributions to the Investor which are not reinvested, plus any amounts debited against the Investor's Capital Account with respect to organization and initial offering costs as specified below. Capital Accounts of Investors are adjusted as of the close of business on the last day of each Fiscal Period for the purpose of allocating the net profit or net loss of the Fund during such Fiscal Period.

         Special Advisory Accounts are capital accounts in the Fund that are maintained solely for the purpose of receiving the Incentive Allocation and no other allocations of profits, losses or other items are made to or from such accounts.

ALLOCATION OF NET PROFITS AND NET LOSSES; INCENTIVE ALLOCATION

         As of the last day of each Fiscal Period, any net profit or net loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Investors in accordance with their respective Capital Account balances for such Fiscal Period.


         The net profit or net loss of the Fund (including realized and unrealized gains and losses) as of the end of each Fiscal Period will be allocated to each Investor in the proportion that its Capital Account as of the beginning of such Fiscal Period (after Subscriptions are taken into account) bore to the aggregate of the Capital Accounts of all Investors as of the beginning of that Fiscal Period (after Subscriptions are taken into account). A Fiscal Period is a portion of a fiscal year that is used for the purpose of allocating net profits and net losses due to contributions to and withdrawals from Capital Accounts during a fiscal year (see "Fiscal Periods" below). Net profit and net loss of the Fund will be determined on the accrual basis of accounting using accounting principles generally accepted in the United States as a guideline. (See "Calculation of Net Asset Value; Valuation" above).

         Subject to achieving the Hurdle Rate and satisfying any Investor's Loss Carryforward, for each fiscal year that an Investor has earned any positive return on his Capital Account, an amount equal to 10% of the net profits in excess of the Hurdle Rate and any Loss Carryforward allocated to the Investor's

Capital Account will be deducted from the Investor's Capital Account and reallocated to Capital Accounts for the benefit of the Adviser and Sub-Adviser at the end of such fiscal year. A significant portion of the Incentive Allocation otherwise allocable to the Adviser and Sub-Adviser may be paid to placement agents retained by the Fund.

         The Hurdle Rate (described in detail in the Declaration of Trust) is equal to the rolling 12-month geometric average of the 3-month U.S. Treasury bill rate as published monthly by the Federal Reserve. The Hurdle Rate is computed on a calendar year basis. Net Profit for the Fund for the relevant calendar year must exceed the Hurdle Rate before being tentatively allocated (subject to the Loss Carryforward rule, below) to any Investor's Capital Account. In the event Interests are purchased initially by an Investor or repurchased by the Fund during the relevant calendar year, the Net Profits and the annualized Hurdle Rate will be prorated.

         Under a loss carryforward provision (described in detail in the Declaration of Trust), no Incentive Allocation will be made with respect to a particular Investor for a fiscal year until any net loss previously allocated to the Capital Account of such Investor has been offset by subsequent net profits. If an Investor's Capital Account is reduced (as a result of a Fund repurchase of an Investor's Interest), the Investor's Loss Carryforward, if any, will be reduced on a pro rata basis.

         In the event the Fund is terminated other than at the end of a fiscal year, the Incentive Allocation is determined through such termination date. If an Investor's Capital Account is reduced (as a result of a Fund repurchase of all or a portion of an Investor's Interest) other than at the end of a fiscal year, the Incentive Allocation with respect to any such Investor is determined through such repurchase date.

TAX ALLOCATIONS

         Allocations for Federal income tax purposes are generally made among Investors so as to reflect equitably amounts credited or debited to each Investor's Capital Account for the current and prior taxable years. Under the Declaration of Trust, the Adviser has the discretion to allocate specially an amount of the Fund's capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Accounts and to an Investor whose entire Interest is repurchased (a "Retiring Investor"), in either case to the extent that the Capital Account balance of the Retiring Investor (or in the Special Advisory Accounts) exceeds the Federal income tax basis in its respective Interests.

WITHHOLDING; ALLOCATION OF CERTAIN EXPENDITURES

         Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Investor are debited against the Capital Account of that Investor as of the close of the Fiscal Period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Investor are reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Investor and any successor to the Investor's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

         Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Investors, are charged to only those Investors on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges are debited to the Capital Accounts of the applicable Investors as of the close of the Fiscal Period during which the items were incurred by the Fund.

RESERVES

         Appropriate reserves may be created, accrued and charged against net assets and proportionately against the Capital Accounts of the Investors for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the Capital Accounts of those Investors who are Investors at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all those Investors, the amount of the reserve, increase, or decrease shall instead be charged or credited to those Investors who were Investors at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

VOTING

         Each Investor has the right to cast a number of votes based on the value of the Investor's Capital Account relative to the value of the Capital Accounts of all Investors at any meeting of Investors called by the Board or Investors holding 25% or more of the total number of votes eligible to be cast by all Investors. Investors are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of the Board, the approval of the Advisory Agreement and the approval of the Fund's independent auditors, in each case to the extent that voting by shareholders is required by the 1940 Act. Except for the exercise of their voting rights, Investors are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                      TAXES

         The following is a summary of certain aspects of the income taxation of the Fund and its Investors that should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund. However, it has obtained an opinion of counsel with respect to certain Federal tax matters. This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular Investor or to certain Investors subject to special treatment under the Federal income tax laws, such as insurance companies.

         EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

         In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Investor is urged to consult its own counsel regarding the acquisition of Interests. For more information on matters relating to taxation, Investors should review the discussion under "Tax Aspects" in the SAI.

TAX TREATMENT OF FUND OPERATIONS

         CLASSIFICATION OF THE FUND. The Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation. Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors.

         The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Counsel to the Fund has advised the Fund that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the Interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

         If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Interests, would be treated as dividend income when received by the Investors to the extent of the current or accumulated earnings and profits of the Fund; and Investors would not be entitled to report profits or losses realized by the Fund.

         As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service that reports the results of operations. Each Investor is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Investor is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. Such taxable income and gain is required to be taken into account in the taxable year of the Investor in which the taxable year of the Fund ends.

         ALLOCATION OF PROFITS AND LOSSES. Under the Declaration of Trust, the Fund's net profit or net loss for each Fiscal Period is allocated among the Capital Accounts of Investors without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The Declaration of Trust provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Investors pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net profits or net losses allocated to each Investor's capital account for the current and prior fiscal years.

         Under the Declaration of Trust, the Board has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to the Adviser and to a Retiring Investor, in either case to the extent that the capital account of the Adviser or the Investor, as the case may be, exceeds its Federal income tax basis in its Interest. There can be no assurance that, if the

Board makes such a special allocation, the Service will accept such allocation. If the Service successfully challenges such allocation, the Fund's gains allocable to the remaining Investors would be increased.

         TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Declaration of Trust, the Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.

         The Board decides how to report the partnership items on the Fund's tax returns, and all Investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the Service audits the income tax returns of the Fund, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the Investors. An Investor chosen by the Board, designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Investors. In addition, the Tax Matters Partner has the authority to bind certain Investors to settlement agreements and the right on behalf of all Investors to extend the statute of limitations relating to the Investors' tax liabilities with respect to Fund items.

TAX CONSEQUENCES TO A RETIRING INVESTOR

         An Investor receiving a cash liquidating distribution from the Fund in connection with a complete withdrawal from the Fund generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Investor and such Investor's adjusted tax basis in its Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Investor's contributions to the Fund. However, a Retiring Investor will recognize ordinary income to the extent such Investor's allocable share of the Fund's "unrealized receivables" exceeds the Investor's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a Retiring Investor would recognize ordinary income. An Investor receiving a cash non-liquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Investor's adjusted tax basis in its Interest.

         As discussed above, the Declaration of Trust provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to the Adviser and to a Retiring Investor to the extent the Investor's Capital Account would otherwise exceed its adjusted tax basis in its Interest. Such a special allocation may result in the Retiring Investor recognizing capital gain, which may include short-term gain, in the Investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

         DISTRIBUTIONS OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an Investor is an "eligible partner," which term should include an Investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

FOREIGN TAXES

         It is possible that certain dividends and interest received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

         The Investors will be informed by the Fund as to their proportionate share of the foreign taxes paid or incurred by the Fund, which they will be required to include in their income. The Investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. An Investor that is tax-exempt will not ordinarily benefit from such credit or deduction.

STATE AND LOCAL TAXATION

         In addition to the Federal income tax consequences described above, prospective Investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of statutory trusts, such as the Fund, that engage in business or otherwise have taxable nexus in such jurisdictions. A few jurisdictions may impose entity level taxes on a statutory trust if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

         State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An Investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Investor is a resident. A partnership in which the Fund acquires (directly or indirectly) an interest may conduct business in a jurisdiction that will subject to tax an Investor's share of the partnership's income from that business. Prospective Investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Investor is a resident.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

         The Distributor acts as the distributor of Interests on a best-efforts basis, subject to various conditions, pursuant to the terms of a Distribution Agreement entered into with the Fund. The Distributor will not be acting as a market maker with respect to the Interests.

         The Distributor may also retain Selling Agents, which may be affiliates of the Adviser. The Adviser may make payments from its own resources to Selling Agents for selling Interests and/or providing services to their customers. The Fund is not obligated to sell through a Selling Agent any Interests that have not been placed with qualified Investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 760 Moore Road, King of Prussia, PA 19406.

         Interests are being offered in an initial offering. The Distributor expects to deliver Interests purchased in the initial offering on or about [________________], or on such earlier or later date as the

Distributor may determine. Subsequent to the initial offering, Interests are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.

         Neither the Distributor nor any other broker, dealer or other financial institution is obligated to buy from the Fund any of the Interests. There is no minimum aggregate amount of Interests required to be purchased in the initial offering. The Distributor does not intend to make a market in Interests. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the 1933 Act.

INVESTOR SERVICING FEE

         The Fund may pay the Distributor and/or Selling Agents a monthly Investor Servicing Fee calculated at the annual rate of 0.25% of the net assets of the Fund as of the last day of each month to compensate securities dealers and other financial intermediaries for account maintenance services under the Investor Service Plan. Pursuant to the Investor Service Plan, intermediaries will handle Investor inquiries regarding investments in the Fund, capital account balances and report and tax information, assist in the maintenance of Fund records containing Investor information, and provide other such information and services as the Distributor or Adviser may reasonably request.

         As of the date hereof, the Board of Trustees has entered into an agreement with the Distributor pursuant to which no Investor Servicing Fee shall be charged to any of the Investors until January 1, 2005.

PURCHASE TERMS

         Interests are being offered only to qualified Investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an Investor is $100,000. Subsequent investments must be at least $25,000. These minimums may be modified by the Fund from time to time, and they may be waived by the Fund for employees of the Adviser and its affiliates. The value of an Investor's Interest in the Fund at the time of purchase will be determined in accordance with the Fund's valuation policies and procedures. (See "CALCULATION OF NET ASSET VALUE; VALUATION")

         Investor funds will not be accepted until the registration statement to which this prospectus relates is declared effective. All Investor funds for the initial closing of the sale of Interests, and for closings of subsequent offerings, are deposited in the Subscription Account maintained by the Escrow Agent, for the benefit of the Investors. Generally, potential Investors may also deposit monies in the Subscription Account by wire transfer pursuant to instructions provided to them by the Fund. Funds wired to the Subscription Account must be received no less than five (5) business days prior to the Closing Date. Funds held in the Subscription Account may be invested in high quality, short-term investments. On the Closing Date, upon receipt of written instructions from an officer of the Fund, the Escrow Agent will wire principal balances on deposit in the Subscription Account to the Fund. All interest earned on the escrow funds deposited in the Subscription Account will be distributed to the Fund.

         Before an Investor may invest in the Fund, the Distributor or the Investor's sales representative will require a certification from the Investor that it is a qualified Investor and meets other requirements for investment, and that the Investor will not transfer its Interest except in the limited circumstances permitted under the Declaration of Trust. The form of Investor Certification that each Investor is asked to sign is contained in Appendix A of this prospectus. An Investor's certification must be received by the Distributor, along with its payment as described above, otherwise an Investor's order will not be accepted. The Distributor retains the right, subject to the terms of the Distribution Agreement, to accept or reject any order for the purchase of shares in its discretion.

         Each new Investor agrees to be bound by all of its terms by executing the Investor Certification form attached hereto as Appendix A.

                          TABLE OF CONTENTS OF THE SAI

                                                                                                                 Page
                                                                                                                 ----
GENERAL INFORMATION AND HISTORY...............................................................................     1
INVESTMENT POLICIES AND PRACTICES.............................................................................     1
         Fundamental Policies.................................................................................     1
         Certain Investment Strategies and Other Operating Policies...........................................     2
         Convertible Arbitrage................................................................................     2
         Fixed Income Arbitrage...............................................................................     3
         Managed Futures......................................................................................     3
         Balanced Long/Short Equities (Equity Hedge)..........................................................     3
         Other Strategies.....................................................................................     4
REPURCHASES AND TRANSFERS OF INTEREST.........................................................................     6
         Repurchase Offers....................................................................................     6
         Mandatory Repurchases................................................................................     6
         Transfers of Interests...............................................................................     7
MANAGEMENT OF THE FUND........................................................................................     8
         Board of Trustees and Officers.......................................................................     8
         Committees of the Board..............................................................................    10
         Trustee Ownership of Securities......................................................................    10
         Trustee Compensation.................................................................................    10
INVESTMENT ADVISORY SERVICES..................................................................................    11
         Investment Advisory Agreement with RSMC..............................................................    11
         Sub-Advisory Agreement with Guidance.................................................................    12
         Approval of Advisory and Sub-Advisory Agreements.....................................................    13
CODES OF ETHICS...............................................................................................    14
TAX ASPECTS...................................................................................................    14
         Tax Treatment of Fund Investments....................................................................    15
         Certain Issues Pertaining to Specific Exempt Organizations...........................................    22
ERISA CONSIDERATIONS..........................................................................................    24
BROKERAGE.....................................................................................................    25
VALUATION OF ASSETS...........................................................................................    26
INDEPENDENT AUDITORS AND LEGAL COUNSEL........................................................................    27
ADMINISTRATION, ACCOUNTING, AND TRANSFER AGENT SERVICES.......................................................    27
CUSTODIAN.....................................................................................................    27
CONTROL PERSONS...............................................................................................    27
SUMMARY OF DECLARATION OF TRUST...............................................................................    27
         Liability of Investors...............................................................................    28
         Term, Dissolution and Liquidation....................................................................    28
         Voting...............................................................................................    28
         Reports to Investors.................................................................................    29
         Fiscal Year..........................................................................................    29
FUND ADVERTISING AND SALES MATERIAL...........................................................................    29
FINANCIAL STATEMENTS..........................................................................................    29

         Until [________], 2003, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                   APPENDIX A

                             INVESTOR CERTIFICATION

         I hereby certify that I am not a charitable remainder trust and that I am (please check the applicable category):

_____    A. a natural person, who either individually or together with my spouse has a net worth in excess of $1.5 million (the "Net Worth Requirement");

_____    B. a natural person who has at least $750,000 under the management of
            Rodney Square Management Corporation or its affiliates, or invested in the Fund.

_____    C. an irrevocable trust that meets the Net Worth Requirement;

_____    D. a revocable trust and each grantor of the trust meets the Net Worth
            Requirement;

_____    E. an employee benefit plan (a "Plan") that meets the Net Worth
            Requirement;

_____    F. a participant-directed Plan and the person making the investment meets the Net Worth Requirement;

_____    G. a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or

_____    H. an entity referred to in clause G(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement

         As used herein, "net worth" means the excess of total assets at fair market value, including home, less total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property (e.g., mortgage loans, equity lines, etc.), or
(B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

         I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have reviewed the prospectus of the Fund and I understand the terms of the offering, including the Investor qualification and Investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

         I am aware of the Fund's incentive allocation and limited provisions for transferability and withdrawal and have carefully read and understand the "Incentive Allocation" and "Repurchases of Interests and Transfers" provisions in the prospectus.

         If I am an authorized fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that: (i) I am aware of and understand the Fund's investment objectives policies and strategies and the risks associated with an investment in the Fund; (ii) I have made the decision to invest plan assets in the Fund with appropriate consideration of relevant investment factors with regard to the Plan and such decision is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under the Employee Retirement Income Security Act of 1974, as amended, (iii) I am independent of the Rodney Square Management Corporation, Guidance Capital LLC and their respective affiliates ("Affiliated Persons"), have not relied on any individualized advice or recommendation of the Affiliated Persons as the primary basis for the decision to invest in the Fund and have made such decision based on my own judgment and the advice of advisers independent of the Affiliated Persons; and (iv) an investment in the Fund is permissible under the documents governing the Plan and the Fiduciary and the documents governing the Plan and the Fiduciary authorize me to direct an investment in the Fund for the Plan.

         I understand Wilmington Trust Company and/or certain of its affiliates (including, without limitation, Rodney Square Management Corporation) provide services to the Fund for which they are compensated. I further understand that brokers, dealers and other financial institutions involved in the distribution of interests in the Fund and the Underlying Funds, including Wilmington Trust Company and its affiliates, may receive compensation from the Fund's investment adviser in connection with the sale and servicing of interests in the Fund, and that any sales representative may share in this compensation.

         I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an Investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Wilmington Trust Company, Rodney Square Management Corporation, Guidance Capital LLC and their affiliates, agents and employees and hold such parties harmless from any liability that you may incur as a result of this certification being untrue in any respect.

         I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

Certification of Non-Foreign Status and Form W-9

         I certify that I am a U.S. person and that I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear below, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding.* I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment. *THE INVESTOR MUST CROSS OUT THE PRECEDING SENTENCE IF IT HAS BEEN NOTIFIED BY THE IRS THAT IT IS CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE IT HAS FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON ITS TAX RETURN.

Signature:

____________________________                   ____________________________
By:                                            Date
Name of Investor                               _____________________________
                                               Social Security No./ Tax I.D. No.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                     WILMINGTON LOW VOLATILITY FUND OF FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                            1100 North Market Street
                              Wilmington, DE 19890
                                 (302) 651-8280
                                [________], 2003

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Wilmington Low Volatility Fund of Funds (the "Fund") dated [_____], 2003. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
GENERAL INFORMATION AND HISTORY...............................................................................     1
INVESTMENT POLICIES AND PRACTICES.............................................................................     1
   Fundamental Policies.......................................................................................     1
   Certain Investment Strategies and Other Operating Policies.................................................     2
   Convertible Arbitrage......................................................................................     2
   Fixed Income Arbitrage.....................................................................................     3
   Managed Futures............................................................................................     3
   Balanced Long/Short Equities (Equity Hedge)................................................................     3
   Other Strategies...........................................................................................     4
REPURCHASES AND TRANSFERS OF INTEREST.........................................................................     6
   Repurchase Offers..........................................................................................     6
   Mandatory Repurchases......................................................................................     6
   Transfers of Interests.....................................................................................     7
MANAGEMENT OF THE FUND........................................................................................     8
   Board of Trustees and Officers.............................................................................     8
   Committees of the Board....................................................................................    10
   Trustee Ownership of Securities............................................................................    10
   Trustee Compensation.......................................................................................    10
INVESTMENT ADVISORY SERVICES..................................................................................    11
   Investment Advisory Agreement with RSMC....................................................................    11
   Sub-Advisory Agreement with Guidance.......................................................................    12
   Approval of Advisory and Sub-Advisory Agreements...........................................................    13
CODES OF ETHICS...............................................................................................    14
TAX ASPECTS...................................................................................................    14
   Tax Treatment of Fund Investments..........................................................................    15
   Certain Issues Pertaining to Specific Exempt Organizations.................................................    22
ERISA CONSIDERATIONS..........................................................................................    23
BROKERAGE.....................................................................................................    24
VALUATION OF ASSETS...........................................................................................    25
INDEPENDENT AUDITORS AND LEGAL COUNSEL........................................................................    26
ADMINISTRATION, ACCOUNTING, AND TRANSFER AGENT SERVICES.......................................................    26
CUSTODIAN.....................................................................................................    27
CONTROL PERSONS...............................................................................................    27
SUMMARY OF DECLARATION OF TRUST...............................................................................    27
   Liability of Investors.....................................................................................    27
   Term, Dissolution and Liquidation..........................................................................    28
   Voting.....................................................................................................    28
   Reports to Investors.......................................................................................    28
   Fiscal Year................................................................................................    28
FUND ADVERTISING AND SALES MATERIAL...........................................................................    29
FINANCIAL STATEMENTS..........................................................................................    29

                         GENERAL INFORMATION AND HISTORY

         Wilmington Low Volatility Fund of Funds (the "Fund") is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a non-diversified, closed-end management investment company. Beneficial interests in the Fund ("Interests") are registered under the Securities Act of 1933, as amended (the "1933 Act").

                        INVESTMENT POLICIES AND PRACTICES

         The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional information regarding the Fund's investment program is set forth below.

FUNDAMENTAL POLICIES

         The Fund's fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding Interests of the Fund ("Interests"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the 1940 Act, the vote of a "majority of the outstanding Interests of the Fund" means the vote, at an annual or special meeting of investors in the Fund ("Investors") duly called, (a) of 67% or more of the Interests present at such meeting, if the holders of more than 50% of the outstanding Interests of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding Interests of the Fund, whichever is less. The Fund may not:

         -        Issue senior securities, except to the extent permitted by
                  Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets, or if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets) or as otherwise permitted by the U.S. Securities and Exchange Commission ("SEC").

         - Borrow money, except to the extent permitted by Section 18 of the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the SEC.

         - Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act") in connection with the disposition of its portfolio securities.

         - Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

         - Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate or securities issued by companies that invest or deal in real estate investment trusts.

         With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, does not constitute a violation of such restriction or policy.

         The Fund's investment objective is not fundamental and may be changed by the Board of Trustees of the Fund (collectively, the "Board" and each individually, a "Trustee") without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding Interests.

CERTAIN INVESTMENT STRATEGIES AND OTHER OPERATING POLICIES

         As discussed in the prospectus, the Fund pursues its investment objective by allocating its assets among a number of private investment funds (the "Private Funds") and discretionary managed accounts or special purpose vehicles created by the Fund (the "Sub-Advised Accounts") managed by fund managers (collectively, "Fund Managers") or the Sub-Adviser that invest across a range of strategies and markets. The Private Funds and Sub-Advised Accounts are referred to herein collectively as "Underlying Funds."

         Under the direction and supervision of the Adviser, Rodney Square Management Corporation, Guidance Capital LLC, the Fund's investment sub-adviser ("Guidance" or the "Sub-Adviser") allocates the assets of the Fund, among Fund Managers that employ one or more of the following alternative investment strategies:

         (i)      Convertible Arbitrage;

         (ii)     Fixed Income Arbitrage;

         (iii)    Managed Futures;

         (iv)     Merger Arbitrage;

         (v)      Balanced Long/Short Equities (i.e. equities hedge); and

         (vi) Other Strategies (e.g. distressed securities, private placements, capital structure arbitrage and index arbitrage).

         Multi-strategy investments are allocated among the various categories as the Sub-Adviser deems appropriate. The Fund does not invest in any Underlying Fund that, in the view of the Sub-Adviser, primarily buys and sells mutual funds as part of a market timing investment strategy. The alternative investment strategies employed by Underlying Funds are summarized below.

CONVERTIBLE ARBITRAGE

         Traditional convertible arbitrage managers may purchase a bond that is convertible (either currently convertible or convertible at some future date) into the underlying company's equity. They hedge the equity exposure of the position by selling short the equity or other related security in a ratio they believe is appropriate for the current convertible bond valuation. In addition, they may hedge the debt exposure of the position by selling short a related fixed income security. These managers use a combination of fundamental, empirical, and quantitative valuation techniques to identify attractive convertible bonds. These managers typically utilize leverage. Funds employing a convertible arbitrage strategy are constructed to achieve stable, absolute returns with low correlation to equity or debt market movements.

         Non-traditional convertible arbitrage managers make private investments in public companies in need of financing. Generally, the manager receives a discounted convertible note in return for a capital allocation, while at the same time the manager shorts an appropriate number of stocks as a hedge, essentially locking in a profit. The biggest risk is that these are typically illiquid securities and that companies may not survive, thus rendering the partially hedged convertible notes worthless.

FIXED INCOME ARBITRAGE

         Fixed income arbitrage managers generally invest in one or more fixed income securities and hedge against underlying market risk by simultaneously investing in another fixed income security. Managers attempt to generate profit due to abnormal disparities in prices, while at the same time they try to control the risk generated by changes in other market factors, such as interest rates. In most cases, managers take offsetting long and short positions in similar fixed income securities that are mathematically or historically interrelated when that relationship is temporarily distorted by market events, investor preferences, unexpected and sudden changes to supply or demand due to factors that are not related to the markets (e.g., a war or other geopolitical events), or structural features of the fixed income market. These positions could include corporate debt, U.S. treasury securities, U.S. agency debt, sovereign debt, municipal debt, or the sovereign debt of emerging market countries. Often, trades involve swaps and futures. They realize a profit when the skewed relationship between the securities returns to a normal range or "converges." Managers often try to neutralize interest rate changes and derive profit from their ability to identify similar securities that are mispriced relative to one another. Because the prices of fixed income instruments are based on yield curves, volatility curves, expected cash flows, credit ratings, and special bond and option features, they must use sophisticated analytical models to identify pricing disparities. The strategy often involves significant amounts of leverage.

MANAGED FUTURES

         Managed futures managers seek to capture technical market inefficiencies (e.g. persistence of trends), and manage leverage diversification. Managed futures managers will typically buy long or sell short a wide range of contracts, limit exposure to any given contract or type of contract and employ systematic measures in an effort to limit risk.

BALANCED LONG/SHORT EQUITIES (EQUITY HEDGE)

         Balanced long/short equities, also known as equity hedges, combine core long holdings of equities with short sales of stock, stock indices, or derivatives related to the equity markets. Net exposure of equity hedge portfolios may range anywhere from net long to net short depending on market conditions. Equity Hedge managers generally increase net long exposure in bull markets and decrease net long exposure in bear markets. Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline. Stock index put options are also often used as a hedge against market risk. In a rising market, equity hedge managers expect their long holdings to appreciate more than the market and their short holdings to appreciate less than the market. Similarly, in a declining market, they expect their short holdings to fall more rapidly than the market falls and their long holdings to fall less rapidly than the market. Profits are generated when companies deemed undervalued by the manager's analysis appreciate, and when companies deemed overvalued by the manager's analysis decline in price. Equity hedge managers generate profits from companies they deem undervalued in ways very similar to equity mutual fund managers; however, they also generate returns from companies they deem overvalued by using a technique known as "shorting." In shorting, managers borrow securities they deemed overvalued at a given price. When they have to return the borrowed securities, they have to go to the open market and purchase them at the prevailing market price. If the value of the securities has depreciated as the manager believed, then the manager generates a profit because it is less expensive to purchase the securities in the open market, in order to return them, than they were initially sold for when the manager borrowed them. However, if the value of the securities has appreciated contrary to the manager's prediction, the manager realizes a loss, since it is more expensive to purchase the securities in the open market in order to return them than they were initially sold for when the manager borrowed them. Some equity hedge managers are "value" oriented, while others are "growth" oriented. In addition, some managers can be further distinguished by industry sector concentration.

         This strategy may reduce market risk, but effective stock analysis and stock picking is essential to obtaining meaningful results. The volatility of this investment strategy is expected to be lower than that of the overall stock market.

         Equity hedge managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions. These managers assume net positions that are either long or short based upon market conditions and specific company or industry opportunities. They are, therefore, said to have a "directional" quality to their portfolio, albeit one that changes periodically. These managers may not maintain a consistent balance between the values of the long and short portfolios. Their net exposure may range widely from a short position of some degree to a long position of 100% or more. The strategy has an opportunistic quality.

         Managers with net long exposures tend to perform better in periods when equity prices in general are increasing. Managers with net short exposures tend to perform better when equity prices in general are declining. Most of these managers are able to quickly change the measure of their net market exposure as their perception and understanding of market condition changes. Moreover, they are usually at liberty to use leverage, options and other derivative products to pursue their objectives.

OTHER STRATEGIES

         The following trading strategies (also known as "Event driven" trading strategies) seek to earn excess return through the purchase and/or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks. Event driven investing involves attempting to predict the outcome of a particular transaction as well as the best time at which to commit capital to such a transaction. The uncertainty about the outcome of these events creates investment opportunities for managers who can correctly anticipate their outcomes. These positions may or may not be leveraged.

         Event driven managers may opportunistically change their focus between merger arbitrage and distressed securities, while others may invest in a wider spectrum of strategies, centered around major corporate events (such as a merger or a bankruptcy). The success or failure of this strategy usually depends on whether the manager accurately predicts the outcome and timing of the transaction event. Event driven managers do not rely on market direction for results; however, major market declines, which would cause transactions to be re-priced or fail, may have a negative impact on the strategy. Event driven strategies may include (without limitation):

         CAPITAL STRUCTURE ARBITRAGE - Capital structure arbitrage managers seek to exploit pricing disparities in a single firm's capital structure or within a parent/subsidiary capital structure. These managers may seek to purchase the undervalued security, and sell the overvalued, expecting the pricing disparity between the two to disappear. In the example of a single company's capital structure, this pricing inefficiency could exist between senior versus subordinated debt of a firm or between fixed income and equity securities.

         MERGER ARBITRAGE - Merger arbitrage managers seek to profit by taking advantage of differences between the current market price of a security and its expected future value based on the occurrence of a merger. These managers tend to utilize fundamental analysis to identify mergers with a higher probability of closing. These managers generally engage in "short selling" (which is the opposite of buying a security; that is, profits are generated when the price of a security declines, and losses are generated when the price of the security rises), in order to benefit from differences between the prices of the securities of the companies involved in the merger. They may also use options hedging and other arbitrage techniques to reduce and control risk and capture profits. Positions may be in securities of companies not currently engaged in announced transactions, but which are believed to be undervalued and likely candidates for future reorganization. These managers may invest in the U.S. and international markets.

         DISTRESSED SECURITIES ARBITRAGE - Distressed security managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related situations). These managers may seek to identify distressed securities in general, or to focus on one particular segment of the market (i.e., senior secured debt). Investments may be passively acquired in the secondary market, acquired through participation in merger activity, or acquired with the view toward actively participating in a re-capitalization or restructuring plan. Managers may take an active role and seek representation in management, on the board of directors, and on the creditor committee. These managers may invest in marketable and non-marketable securities including, without limitation any type of debt, preferred or common stock, warrants, options, and other hybrid instruments. Many of these securities may have regulatory restrictions on their transactions because their owners may be viewed as company insiders by the regulators; that is, because of their position they may possess information about the company that provides them with an unfair advantage. Since many of these securities are illiquid, their valuation may be difficult to determine. Due to this limitation, a manager's ability to monitor performance is significantly reduced. These managers invest in the U.S. and internationally, and may use leverage.

         SPECIAL SITUATIONS - Special situations managers seek to profit by capturing the discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company's strategy or product mix. These include but are not limited to spin-offs, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, rights offers, re-capitalizations, liquidations, and similar transactions. They may also use options hedging and other arbitrage techniques to mitigate risk and capture profits. Positions may be in securities of companies not currently engaged in announced transactions, but which are believed to be undervalued and likely candidates for future reorganization. These managers may invest in the U.S. and international markets, and utilize leverage.

         RELATIVE VALUE - Relative value includes a menu of different investment strategies. These strategies focus on generating profits generated by the difference in price between related securities (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market. Generally, relative value managers buy a position in one security and sell an equivalent amount of another security because they have determined through extensive, usually mathematical, analysis that the prices of the two securities are not only historically related but also that they have deviated from their historical trading patterns. Profits are generated when this unusual price deviation is eclipsed, and the prices of the two related securities return to their historical trading patterns. Moreover, these managers decide which of the menu of relative value strategies offer the best opportunities at any given time and focus their overall portfolio accordingly. Relative value strategies may include (without limitation):

         STATISTICAL ARBITRAGE - Statistical arbitrage strategies are mathematical, systematic and model based strategies, which do not utilize fundamental analysis or human discretion. They are typically market neutral and based on the theory that prices always revolve around their long-term average. These strategies seek to exploit temporary price discrepancies among related assets that may exist for a few seconds, hours or weeks. They are based on historical price data that is used for the construction of mathematical models to characterize the relationships and to construct forecasts for the pattern with which prices revolve around their long-term average whenever temporary deviations from historic norms occur. The simplest form of statistical arbitrage is "pairs trading" where two similar companies are identified. Whenever one is overvalued (or undervalued) relative to historical valuation, the manager goes short (or long) while at the same time going long (or short) the other, expecting the valuations to revert to long-term average prices.

         VOLATILITY ARBITRAGE - Volatility arbitrage managers buy cheap and sell expensive options while hedging with corresponding stock. Managers typically maintain a portfolio bias that benefits when the market volatility rises in order to protect against sudden downward market moves, since the opposite may prove to be extremely expensive. It is not recommended as a stand-alone investment but because, just like short selling, it tends to produce outsize returns in negative environments, it can serve as "disaster insurance" in a multi-manager allocation.

                      REPURCHASES AND TRANSFERS OF INTEREST

REPURCHASE OFFERS

         Offers to repurchase Interests are made by the Fund at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be in the form of offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board considers the recommendations of the Adviser and Sub-Adviser. The Board also considers various factors, including, but not limited to, those listed in the prospectus in making its determinations.

         The Fund will repurchase Interests or portions thereof from Investors pursuant to written tenders that are based on terms that the Board determines to be fair to the Fund and its Investors. When the Board determines that the Fund will make a repurchase offer, the Fund sends each Investor notice of that offer describing the terms of the offer, and containing information that Investors should consider in deciding whether to tender Interests for repurchase. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Sub-Adviser during the period the offer remains open. If Investors oversubscribe a repurchase offer, the Fund will repurchase only a pro rata portion of the Interests tendered by each Investor. As discussed in the prospectus, the Fund will issue cash or securities in-kind to tendering Investors in connection with the repurchase of Interests. Under certain circumstances, the Fund reserves the right to issue its own notes to repurchase Interests.

         Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Sub-Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser and Sub-Adviser intend to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

MANDATORY REPURCHASES

         The Fund has the right to repurchase an Interest (or portion thereof) of an Investor or any person acquiring an Interest (or portion thereof) from or through an Investor under certain circumstances, including, but not limited to, if:

         - such an Interest or portion thereof has been transferred in violation of the restrictions on transfer, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetence of an Investor;

         - ownership of an Interest by an Investor or other person will cause the Fund, the Adviser or the Sub-Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

         - continued ownership of the Interest may cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation under the Internal Revenue Code;

         - any of the representations and warranties made by an Investor in connection with the acquisition of the Interest was not true when made or has ceased to be true;

         - an Interest was purchased using funds reasonably believed by the Fund, the Adviser or the Sub-Adviser to be derived from, or intended for money laundering or any activity which facilitates money laundering or the funding of terrorist or criminal activities; or

         - the Adviser and/or Sub-Adviser deems such repurchase to be in the best interests of the Fund.

TRANSFERS OF INTERESTS

         No person may become a substituted Investor without the written consent of the Fund, which consent may be withheld for any reason in its sole discretion. Interests may be transferred, pledged or assigned only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Fund generally will not consent to a pledge, transfer or assignment (each, a "Transfer") unless the Transfer is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to Investors of the Investor's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account.

         The Fund may permit other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate. Notice to the Fund of any proposed Transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability. In addition to the foregoing, no Investor will be permitted to transfer an Interest or portion thereof unless after such Transfer the balance of the capital account of the transferee, and the balance of the capital account of the Investor transferring the Interest if the Transfer involves less than its entire Interest, is at least equal to Fund's minimum investment requirement.

         Any transferee meeting the Fund's eligibility requirements that acquires an Interest or portion thereof by operation of law as the result of the death, bankruptcy, insolvency or dissolution of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Agreement and Declaration of Trust of the Fund, dated as of August 13, 2003 ("Declaration of Trust"), but will not be entitled to the other rights of an Investor unless and until such transferee becomes a substituted Investor as provided in the Declaration of Trust. If an Investor transfers an Interest or portion thereof with the approval of the Fund, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys' and independent auditors' fees, incurred by the Fund in connection with such Transfer. If such a transferee does not meet the

Investor eligibility requirements, the Fund reserves the right to redeem the Interest held by the transferor. Any Transfer of an Interest in violation of the Declaration of Trust will not be permitted and will be void.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

         The Board provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company that is organized as a corporation.

         The Trustees are not required to contribute to the capital of the Fund or to own Interests. A majority of the Board consists of persons that are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees"). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company that is organized as a corporation. Information about each Trustee and Officer is set forth below. For purposes of the following charts, "Fund Complex" means, collectively, the Fund, WT Mutual Fund and WT Investment Trust I.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                         PRINCIPAL           PORTFOLIOS IN
                                                  TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX
                                                   & NUMBER OF           DURING PAST           OVERSEEN BY  OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS                POSITION      YEARS SERVED          FIVE YEARS             DIRECTOR      HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Robert J. Christian                 Trustee,    Shall serve until    Chief Investment             58        RSMC (registered
Date of Birth: 2/49                 President   death, resignation   Officer and Executive                  investment adviser)
                                    and         or removal.          Vice President of
1100 North Market Street            Chairman    Trustee, President   Wilmington Trust
Wilmington, DE 19890                of the      and Chairman of      Company since
                                    Board       the Board since      February 1996.
Mr. Christian is an "Interested                 August, 2003.
Trustee" by reason of his position
as Director of Rodney Square
Management Corporation, the
investment adviser to the Fund.
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
Eric Brucker                        Trustee     Shall serve until    Dean, Widener                58              N/A
Date of Birth: 12/41                            death, resignation   University School of
                                                or removal.          Business since 2001;
1100 North Market Street                        Trustee since        Dean, University of
Wilmington, DE 19890                            August, 2003.        Maine College of
                                                                     Business, Public
                                                                     Policy and Health
                                                                     from 1998 to 2001;
                                                                     Dean, University of
                                                                     Michigan School of
                                                                     Management from 1992
                                                                     to 1998.
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                         PRINCIPAL           PORTFOLIOS IN
                                                  TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX
                                                   & NUMBER OF           DURING PAST           OVERSEEN BY  OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS                POSITION      YEARS SERVED          FIVE YEARS             DIRECTOR      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Nicholas Giordano                   Trustee     Shall serve until    Consultant, financial         58       Kalmar Pooled
Date of Birth: 3/43                             death, resignation   services organizations                 Investment Trust;
                                                or removal.          since 1997; Interim                    Independence Blue
1100 North Market Street                        Trustee since        President, LaSalle                     Cross; Fotoball,
Wilmington, DE 19890                            August, 2003.        University from 1998                   U.S.A. (sporting
                                                                     to 1999; President                     and athletics goods
                                                                     and Chief Executive                    manufacturer);
                                                                     Officer, Philadelphia                  DaisyTek (wholesale
                                                                     Stock Exchange from                    paper and paper
                                                                     1981 to 1997.                          products); and Selas
                                                                                                            Corporation of
                                                                                                            America (industrial
                                                                                                            furnaces and ovens).
---------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent                     Trustee     Shall serve until    Dean and Professor of         58       St. Thomas More
Date of Birth: 4/51                             death, resignation   Law, Villanova                         Society of
                                                or removal.          University School of                   Pennsylvania
1100 North Market Street                        Trustee since        Law since July 1997;
Wilmington, DE 19890                            August, 2003.        Associate Dean for
                                                                     Academic Affairs,
                                                                     University of
                                                                     Maryland School of
                                                                     Law from 1994 to
                                                                     1997.
---------------------------------------------------------------------------------------------------------------------------------

OFFICERS

-----------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
                            Position(s)  TERM OF OFFICE                             OVERSEEN BY
                            Held with    AND LENGTH OF    PRINCIPAL OCCUPATION(S)  OFFICER AS A     OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS       WT Fund       TIME SERVED     DURING PAST FIVE YEARS     TRUSTEE          HELD BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
John R. Giles              Vice          Shall serve      Vice President,               N/A                  N/A
Date of Birth: 8/57        President,    until death,     Wilmington Trust
                           Chief         resignation      Company since 1996.
1100 North Market Street   Financial     or removal.
Wilmington, DE 19890       Officer and   Trustee since
                           Treasurer     August, 2003.
-----------------------------------------------------------------------------------------------------------------------
Leah M. Anderson           Secretary     Shall serve      Officer, Wilmington           N/A                  N/A
Date of Birth: 08/65                     until death,     Trust Company since
                                         resignation      1998. Officer, Rodney
1100 North Market Street                 or removal.      Square Management
Wilmington, DE  19890                    Trustee  since   Corporation since 1992.
                                         August, 2003.
-----------------------------------------------------------------------------------------------------------------------

COMMITTEES OF THE BOARD

         The Board has two committees, an Audit Committee and a Nominating Committee.

Audit Committee

         The Board has formed an Audit Committee that is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund's independent auditors and the Board. The Audit Committee currently consists of each of the Fund's Independent Trustees. As the Fund is a recently organized investment company, the Audit Committee has not held any meetings during the last year.

Nominating Committee

         The Board has also formed a Nominating Committee to nominate persons to fill any vacancies on the Board. The Nominating Committee does not currently consider for nomination candidates proposed by Investors for election as Trustees. The Nominating Committee currently consists of each of the Fund's Independent Trustees. As the Fund is a recently organized investment company, the Nominating Committee has not held any meetings during the last year.

TRUSTEE OWNERSHIP OF SECURITIES

         The dollar range of equity securities held by each Trustee is set below:

--------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                      DOLLAR RANGE OF EQUITY           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
NAME OF TRUSTEE                     SECURITIES IN THE REGISTRANT       BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------
Robert J. Christian                              $0                                       $0
--------------------------------------------------------------------------------------------------------------------
Eric Brucker                                     $0                                       $0
--------------------------------------------------------------------------------------------------------------------
Nicholas Giordano                                $0                                       $0
--------------------------------------------------------------------------------------------------------------------
Mark A. Sargent                                  $0                                       $0
--------------------------------------------------------------------------------------------------------------------

         None of the Independent Trustees or their immediate family members own any securities of the Adviser or Sub-Adviser, or PFPC Distributors, Inc., the Fund's Distributor (the "Distributor"), or any entity controlling, controlled by or under common control with the Adviser or the Distributor (not including registered investment companies) as of _________, 2003.

TRUSTEE COMPENSATION

         The Fund pays each Independent Trustee a fee of $1,000 per Board meeting, plus an annual retainer of $6,000. In addition, the Fund reimburses each of the Trustees for reasonable travel and other expenses incurred in connection with attendance at such meetings.

         The following table summarizes compensation paid to the Independent Trustees for the fiscal year ended June 30, 2003.

                                                           PENSION OR                                     TOTAL COMPENSATION
                                    AGGREGATE          RETIREMENT BENEFITS         ESTIMATED ANNUAL        FROM  WILMINGTON
                                  COMPENSATION         ACCRUED AS  PART OF          BENEFITS UPON            FUND COMPLEX
INDEPENDENT TRUSTEE                FROM FUND(1)          FUND EXPENSES               RETIREMENT          PAID TO TRUSTEES(2)
----------------------------------------------------------------------------------------------------------------------------
Eric Brucker                           $                     None                        None                    $
----------------------------------------------------------------------------------------------------------------------------
Nicholas Giordano                      $                     None                        None                    $
----------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent                        $                     None                        None                    $
----------------------------------------------------------------------------------------------------------------------------

(1) Reflects an estimate of compensation payable to the Independent Trustees for the calendar year ending December 31, 2004.

(2) Reflects actual amounts paid to the Independent Trustees by the Wilmington Fund Complex for the fiscal year ended June 30, 2003. The Independent Trustees serve as trustees to WT Investment Trust I and WT Mutual Fund.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY AGREEMENT WITH RSMC

         The Adviser, Rodney Square Management Corporation, serves as the Fund's investment adviser, subject to the supervision of and any policies established by the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Advisory Agreement") dated as of _________, 2003. The Adviser is a Delaware corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). The Adviser is a wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of Wilmington Trust.

         Under the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain a sub-adviser to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing those services. Guidance Capital has been retained to serve as the sub-adviser to the Fund and to provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser.

         In consideration of services provided by the Adviser, the Fund will pay the Adviser a quarterly management fee computed at the annual rate of 0.50% of the aggregate value of outstanding Interests determined as of the last day of each month (before any repurchases of Interests or Incentive Allocations, as defined below). In addition, the Adviser is entitled to receive in such capacity a performance-based incentive allocation (the "Incentive Allocation") that is determined as a percentage of the net profits otherwise allocable to each Investor and is allocated to a capital account in the Fund maintained solely for this purpose (the "Special Advisory Account"). For purposes of the Incentive Allocation, the Adviser will be designated a "Special Advisory Holder" of the Fund. The method of computation of the Incentive Allocation is described in the prospectus.

         The Advisory Agreement was approved by the Board (including a majority of the Independent Trustees) at a meeting held in person on _________, 2003, and was approved on ___________, 2003 by the Adviser as the Fund's sole initial Investor. The Advisory Agreement has an initial term expiring two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that, in either event, the continuance is also approved by a majority of the Independent Trustees by vote under procedures as required by the Investment Company Act of 1940. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

         The Advisory Agreement provides that the Adviser will not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance by the Adviser of its duties under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or any of its officers, directors, employees or agents in the performance of their duties under the Advisory Agreement, or from reckless disregard by the Adviser of obligations and duties under the Advisory Agreement. The Advisory Agreement also provides for indemnification by the Fund of the Adviser and each of the Adviser's officers, directors, employees or agents against any liabilities and expenses reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of their duties under the Advisory Agreement. Indemnification is available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.

SUB-ADVISORY AGREEMENT WITH GUIDANCE

         Guidance is an Illinois limited liability company that is registered as an investment adviser under the Investment Advisers Act. Messrs. Brian Ziv and
D. Trowbridge Elliman, III are each a controlling person of Guidance. Pursuant to a sub-advisory agreement by and among the Fund, the Adviser and Guidance (the "Sub-Advisory Agreement") dated as of __________, 2003, Guidance has been retained by the Adviser and the Fund to manage the Fund's investment portfolio and to provide various other services. Subject to the general supervision of the Adviser, Guidance will be responsible for all decisions regarding the investment and reinvestment of the Fund's assets and for the placement of all orders to purchase and sell investments for the Fund. Guidance is an independent investment adviser that is not affiliated with RSMC.

         In consideration of services provided by Guidance under the Sub-Advisory Agreement, the Fund will pay Guidance a fee computed and paid monthly at the annual rate of 0.50% of the aggregate value of outstanding Interests, determined as of the last day of each month (before any repurchases of Interests or Incentive Allocations). In addition, Guidance is entitled to receive in such capacity an Incentive Allocation that is determined as a percentage of the net profits otherwise allocable to each Investor and is allocated to a capital account in the Fund maintained solely for this purpose (the "Special Advisory Account"). For purposes of the Incentive Allocation, Guidance will be designated a "Special Advisory Holder" of the Fund. The method of computation of the Incentive Allocation is described in the prospectus.

         The Sub-Advisory Agreement was approved by the Board (including a majority of the Independent Trustees) at a meeting held in person on _______, 2003, and was approved on ________, 2003 by the Adviser as the sole initial Investor. The Sub-Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that, in either event, the continuance is also approved by a majority of the Independent Trustees by vote under procedures as required by the Investment Company Act of 1940. The

Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

         The Sub-Advisory Agreement provides that Guidance will not be liable to the Adviser for any error of judgment or mistake of law or for any loss suffered by the Adviser in connection with the performance by Guidance of its duties under the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Guidance or any of its officers, directors, employees or agents in the performance of their duties under the Sub-Advisory Agreement, or from reckless disregard by Guidance of obligations and duties under the Sub-Advisory Agreement. The Sub-Advisory Agreement also provides for indemnification by the Fund of Guidance and each of Guidance's officers, directors, employees or agents against any liabilities and expenses reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of their duties under the Sub-Advisory Agreement. Indemnification is available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Sub-Advisory Agreement.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

         In approving the Advisory Agreement and Sub-Advisory Agreement, the Board considered all information deemed reasonably necessary to evaluate the terms of such agreements. The Board considered information provided by RSMC and Guidance (collectively, the "Fund Advisers") relating to the education, experience and number of investment professionals and other personnel providing services under their respective agreements. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources of the Fund Advisers were appropriate to fulfill effectively each Fund Adviser's duties under their respective agreements. The Board also considered the business reputation of each Fund Adviser and its financial resources.

         In connection with the Sub-Advisory Agreement, the Board considered Guidance's in-house research capabilities as well as other resources available to its personnel. The Board concluded that Guidance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

         In addition, the Board considered the scope of the services to be provided by each Fund Adviser to the Fund under each agreement relative to services provided by third parties to other mutual funds. The Board concluded that the scope of each Fund Adviser's services to the Fund was likely to be consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related Investor services.

         The Board considered the quality of the services provided by RSMC to other investment companies managed by RSMC, including WT Mutual Fund and WT Investment Trust I. The Board evaluated each Fund Adviser's record with respect to regulatory compliance. The Board also evaluated the procedures of each Fund Adviser designed to fulfill each Fund Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including each Fund Adviser's codes of ethics (regulating the personal trading of their respective officers and employees) and the record of each Fund Adviser in these matters. The Directors also received information concerning the procedures by which RSMC allocates trades among its various investment advisory clients and its standards with respect to the execution of portfolio transactions.

         In addition, the Board reviewed the performance record of RSMC over various periods, under different market conditions and during different legs of the market cycle. The Board concluded that the expected scope and quality of each Fund Adviser's services was sufficient to merit approval of each agreement.

         In reaching that conclusion, the Board also gave substantial consideration to the fees payable under each agreement. The Board reviewed information concerning fees paid to investment advisers of similarly-managed funds. The Board also considered the fees of the Fund, including the potential incentive allocation, as a percentage of assets at different performance and asset levels and possible economies of scale to each Fund Adviser. For these purposes, the Board took into account not only the fees to be paid, including any incentive allocation, by the Fund directly to the Fund Advisers, but also so-called "fallout benefits" to each Fund Adviser such as reputational value derived from serving as investment adviser or sub-adviser to the Fund. In evaluating the Fund's proposed management and subadvisory fees, the Board also took into account the complexity of investment management for the Fund relative to other types of funds.

         Based on the foregoing, the Board concluded that the fees to be paid to RSMC under the Investment Advisory Agreement and to RSMC under the Sub-Advisory Agreement were fair and reasonable, given the scope and quality of the services rendered by each Fund Adviser thereunder. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Advisory Agreement or Sub-Advisory Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund to approve such agreements, including the fees to be charged for the services thereunder.

                                 CODES OF ETHICS

         The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics establishes standards for personal securities transactions by associated persons and investment personnel, as defined in the codes of ethics. The codes of ethics permit persons subject to them to invest in securities, including securities that may be purchased or held by the Fund or the Underlying Funds, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

         A copy of the Code of Ethics of the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Details on the operation of the Public Reference Room can be obtained by calling the SEC at (202) 942-8090. A copy of the Code of Ethics may also be obtained from the EDGAR Database on the SEC's website, www.sec.gov. A copy of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to "publicinfo@sec.gov" or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                   TAX ASPECTS

         The following is a summary of certain aspects of the income taxation of the Fund and its Investments that should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund. However, it has obtained an opinion of counsel with respect to certain Federal tax matters.

         The Fund intends to, and will manage its affairs so that it will be, taxed as a partnership for Federal tax purposes. As such, the tax effects of various trading, investing and other activities of the Fund and of the Private Funds in which the Fund invests, all of which are also likely to be treated as a Partnership for Federal tax purposes will flow through to the holders of the Fund's Interests. Similarly, the tax effects attributable to the investment activities of the Fund in its Sub-Accounts, if any, will flow through to the holders of the Fund's Interests.

TAX TREATMENT OF FUND INVESTMENTS

         IN GENERAL. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

         Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - Section 988 Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.

         Preferential tax treatment is accorded the net long-term capital gains of individual taxpayers. Under present law as changed by the Job and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), such net long-term capital gains are taxed at a stated maximum rate of 15% (for most assets held for more than twelve months) in lieu of a maximum stated rate of 35%. Furthermore, subject to certain special rules and limitations, dividends are now taxed at capital gains rates as a result of the 2003 Act. In both cases, however, because the receipt of additional income (whether capital gain or ordinary income) may result in the loss of the use of itemized deductions and the deduction for personal exemptions, the true effective marginal rate of taxation may be somewhat higher than the stated maximum rate. The capital losses of a noncorporate taxpayer will offset capital gains and any excess of capital losses over capital gains will offset ordinary income to the extent of $3,000 per year, with the unused capital losses being carried forward to other years, subject to certain limitations.

         For corporate taxpayers, all net capital gains, whether long-term or short-term, are taxed at the corporation's regular tax rate (currently, the maximum corporate income tax rate is 35%). For such taxpayers, capital losses may only offset capital gains, but unused capital losses may be carried backwards and forward to other years, subject to certain limitations.

         The Fund may realize ordinary income from accruals of interest on securities. The Fund also may hold, through Underlying Funds, debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire, through Underlying Funds, debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount that accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Underlying Funds in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a non-corporate Investor, may be subject to restrictions on their deductibility. (See "Deductibility of Fund Investment Expenditures and Certain Other Expenditures" below.) Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(1)

         CURRENCY FLUCTUATIONS - SECTION 988 GAINS OR LOSSES. To the extent that investments Underlying Funds are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time interest, other receivables, expenses or other liabilities denominated in a foreign currency are accrued and the time such receivables or liabilities are collected or paid may be treated as ordinary income or ordinary loss.

         The Fund, through the Underlying Funds, may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, gain or loss realized with respect to currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts will be ordinary, unless (i) the contract is a capital asset and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

         SECTION 1256 CONTRACTS. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held at the end of each taxable year are treated for Federal income tax purposes as if they were sold for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

-----------------------
         (1) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are: (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis; (ii) certain straddles; (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (iv) any other transaction specified in regulations issued by the Treasury Department.

         Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - Section 988 Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

         MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations issued by the Treasury Department, an Underlying Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that the Service will accept a mixed straddle account election by an Underlying Fund.

         SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

         Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if an Underlying Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Underlying Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if an Underlying Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Underlying Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

         EFFECT OF STRADDLE RULES ON INVESTORS' SECURITIES POSITIONS. The Service may treat certain positions in securities held (directly or indirectly) by an Investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an Investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

         LIMITATION ON DEDUCTIBILITY OF INTEREST AND SHORT SALE EXPENSES. For non-corporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates. Furthermore, pursuant to the 2003 Tax Act, dividends are also excluded from the category of net investment income, except to the extent a taxpayer elects to not apply the new lower tax rates applicable to dividends pursuant to the 2003 Tax Act (15% is now the maximum income tax rate applicable to dividends).

         For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an Investor, and the investment interest limitation would apply to a non-corporate Investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a non-corporate Investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An Investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a non-corporate Investor on money borrowed to finance its investment in the Fund. Potential Investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

         DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES AND CERTAIN OTHER EXPENDITURES. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(2) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (which amount is adjusted annually for inflation and is $139,500 for married individual taxpayers filing jointly in 2003) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(3) Moreover, such investment expenses are miscellaneous itemized deductions that are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability.

         No deduction is allowed for any placement fees paid by an Investor to acquire an Interest, and no deduction would be allowed for any Investor for other Fund expenditures attributable to placement services. Instead any such fees will be included in the Investor's adjusted tax basis for its Interest.

         APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income that is not derived from a passive activity. This restriction applies to individuals, trusts, estates, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department,

----------------
         (2) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs that are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. Investors that are trusts or estates should consult their tax advisors as to the applicability of Section 67(e) to the investment expenses that are allocated to them.

         (3) Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an Investor's share of such income and gain from the Fund. Income or loss attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

         "PHANTOM INCOME" FROM FUND INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by an Underlying Fund in certain foreign corporations may cause an Investor to (i) recognize taxable income prior to the Underlying Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

         The Fund may invest in certain offshore funds that are "passive foreign investment companies" ("PFICs") as defined by Section 1297 of the Code. Under the PFIC rules, unless the Fund makes the election described below, any gain realized on the sale or other disposition of shares in a PFIC generally will be treated as ordinary income and subject to tax as if (i) the gain had been realized ratably over the Fund's holding period and (ii) the amount deemed realized had been subject to tax in each year of that holding period at the highest applicable tax rate and, in addition to the tax, an interest charge at the rate generally applicable to underpayments of tax will be imposed. The Fund may elect, provided the PFIC complies with certain reporting requirements, to have a PFIC in which the Fund invests treated as a "qualified electing fund," in which case the Fund would include annually in its gross income its pro rata share of the PFIC's ordinary income and net realized capital gains, whether or not such amounts are actually distributed to the Fund. Any net operating losses or net capital losses of the PFIC will not pass through to the Fund and will not offset any ordinary income or capital gains of the PFIC reportable to the Fund in subsequent years (although such losses would ultimately reduce the gain, or increase the loss, recognized by the Fund on its disposition of its shares in the PFIC). There can be no assurance that the Fund will be able to make a "qualified electing fund" election with respect to a PFIC in which it invests. Investors may be subject to Service reporting requirements with respect to the Fund's investments in PFICs.

         INFORMATION REPORTING AND RELATED MATTERS; REPORTABLE TRANSACTIONS. In February 2003, the Internal Revenue Service released final Treasury Regulations expanding previously existing information reporting, record maintenance and investor list maintenance requirements with respect to certain "tax shelter" transactions (the "Tax Shelter Regulations"). The Tax Shelter Regulations apply to "reportable transactions" entered into on or after January 1, 2003 (including additional investments on or after that date in existing investment vehicles or projects) and may potentially apply to a broad range of investments that would not typically be viewed as tax shelter transactions, including investments in investment partnerships and portfolio investments of investment partnerships. If an investment in the Fund (or a portfolio transaction by an Underlying Fund) is a "reportable transaction," the Fund and each Investor would be required (i) to retain all records material to such "reportable transaction;" (ii) complete and file IRS Form 8886, "Reportable Transaction Disclosure Statement" as part of its Federal income tax return each year and (iii) send a copy of such form to the IRS Office of Tax Shelter Analysis at the time the first such tax return is filed. The scope of the Tax Shelter Regulations may be affected by further IRS guidance. Non-compliance with the Tax Shelter Regulations may involve significant penalties and other consequences. Each Investor should consult its own tax advisers as to its obligations under the Tax Shelter Regulations.

         Reportable Transactions include transactions that are offered under conditions of confidentiality. Because the Fund is registered under the 1940 Act and Interests in the Fund are registered under the 1933

Act, the prospectus and SAI and all related documents are not offered under conditions of confidentiality. However, each of the Underlying Funds is likely to be offered under conditions of confidentiality. It is uncertain whether and how these rules will be upheld at the Fund level in these circumstances.

         Generally, the Treasury Regulations provide that a transaction is considered offered to a taxpayer under conditions of confidentiality if the taxpayer's disclosure of the tax treatment or the tax structure of the transaction is limited in any manner by an express or implied understanding or agreement with or for the benefit of any person who makes or provides a statement, oral or written, to the taxpayer (or for whose benefit a statement is made or provided to the taxpayer) as to the potential tax consequences that may result from the taxation, whether or not such understanding or agreement is legally binding. Interests in the Fund should not be considered to be offered under conditions of confidentiality as provided in the Treasury Regulations.

         EACH INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF SUCH INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTION AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) THAT ARE PROVIDED TO THE TAXPAYER RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE. ANY SUCH DISCLOSURE OF THE TAX TREATMENT, TAX STRUCTURE AND OTHER TAX-RELATED MATERIALS MAY NOT BE MADE FOR THE PURPOSE OF OFFERING TO SELL THE FUND INTERESTS OFFERED HEREBY OR SOLICITING AN OFFER TO PURCHASE ANY SUCH FUND INTERESTS.

         Reportable Transactions also include transactions that result in the Fund or any Investor claiming a loss under Section 165 of the Code, if such loss exceeds certain thresholds, and if an exception does not apply.

         Section 165 losses include but are not limited to capital losses and worthless securities losses. The Fund is taxed as a partnership for federal tax purposes, so the rules applicable to partnerships apply. Because the Fund has both individual and corporate Investors, if Section 165 losses exceed $2,000,000 in any single tax year or $4,000,000 in any combination of years, the Fund will have a Section 165 loss and may be required to report the transaction on its Form 8886. Assuming that one of the available exceptions does not apply, corporate Investors (other than S corporations) that are allocated $10,000,000 or more in Section 165 losses by the Fund in any one year or $20,000,000 in any combination of years, and individual, trust or other investors that are allocated $2,000,000 in any single tax year or $4,000,000 in any combination of years, may be deemed to have engaged in a Reportable Transaction and they, along with the Fund, may be required to attach Form 8886 to their tax returns.

         Investors that incur a Section 165 loss (in excess of the thresholds described above) on the sale or transfer of their Interests may also be required to file Form 8886 with his, her or its tax return.

         The first, and most likely applicable exception is the "basis-based-on-cash" exception (also referred to as "qualifying basis"). If the Fund purchases an investment solely for cash, and then incurs a Section 165 loss with respect to that investment, that loss is not a Reportable Transaction. Nevertheless, even if an Investor's investment in the Fund is made solely in cash, any Section 165 loss allocated to the Investor or resulting from the sale or transfer of the Investor's interest may be a Reportable Transaction because the "basis-based-on-cash" exception does not apply to the purchase of an interest in a "pass through entity," such as the Fund.

         Section 6112 of the Code and regulations promulgated thereunder require that any person who organizes or sells an interest in a "potentially abusive tax shelter" shall maintain a list identifying each person who was sold an interest in such shelter. The list may be provided to the IRS upon its request and is required to be retained for a period of 7 years. Under Treasury Regulations, the list maintenance requirements of Section 6112 apply in the case of Reportable Transactions if fees payable to material advisors exceed certain thresholds. The Adviser does not expect that an investment in the Fund will be a Reportable Transaction. Accordingly, the Adviser does not presently intend to maintain a list of investors. However, the Adviser may determine in the future that such list maintenance requirements are applicable to the Fund. Accordingly, Investors are advised that their names, addresses, taxpayer identification numbers, and other information required under regulations may be included on such list and provided to the IRS upon request.

         The penalties for non-compliance with the list maintenance requirements or with the requirement to attach Form 8886 to one's tax return and disclose a Reportable Transaction are the subject of proposed legislation that was introduced in the U.S. Congress in January 2003 as part of the CARE Act of 2003 (S. 472). The penalties as proposed are significant and would apply whenever a taxpayer failed to include a Reportable Transaction on its tax return or statement (i.e., failed to attach Form 8886 when required to do so). For individuals with net worth exceeding $2,000,000 and entities with gross receipts for the tax year of the Reportable Transaction or the preceding tax year of more than $10,000,000, the penalty for failure to disclose is $100,000 for each such failure; others would be subject to a $50,000 penalty.

         As proposed, certain exceptions to the penalties may apply, but their application is uncertain. The Fund and the Adviser urge you to consult your tax advisor on these matters.

         UNRELATED BUSINESS TAXABLE INCOME. Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

         This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business (other than securities trading), the Fund's income (or loss) from these investments may constitute UBTI.

         The Fund may, directly or indirectly through Underlying Funds, incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. The calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund and the Underlying Funds from time to time.
(4) Accordingly, it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an Investor that is an exempt organization. An exempt organization's share of the income or gains of the Fund that is treated as UBTI may not be offset by losses of the exempt organization either from the Fund

---------------------
         (4) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

         To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an Investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report certain information to an Investor that is a tax exempt organization as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Service will accept the Fund's calculation of UBTI.

         In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(5) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. For these reasons, the Fund recommends that charitable remainder trusts not invest in the Fund.

         A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under
Section 642(c) of the Code may be limited for any year in which the trust has UBTI.

         A prospective Investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA
Considerations.")

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

         PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

         In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its non-functionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a non-functionally

----------------------
         (5) Certain exempt organizations that realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.

related asset. A determination that an interest in the Fund is a non-functionally related asset could conceivably cause cash flow problems for a prospective Investor that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

         With certain exceptions, private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

         In some instances, the "excess business holdings" provisions of the Code may prohibit an investment in the Fund by a private foundation. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that the Fund will meet such 95% gross income test.

         A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

         QUALIFIED RETIREMENT PLANS. Because they are tax-exempt entities, qualified retirement plans are subject to unrelated business taxable income
(UBTI) taxes. Employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Individual Retirement Accounts and Keogh Plans should consult their counsel as to the UBTI rules applicable to such plans and also as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

         ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

                              ERISA CONSIDERATIONS

         Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

         ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, the risk and return factors of that investment, the ERISA Plan portfolio's composition with regard to diversification, the liquidity cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects - Tax Treatment of Fund Investments - Unrelated Business Taxable Income" and "Tax Aspects - Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider, given the size of the proposed investment, whether such an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for an ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

         Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, none of the Adviser, the Sub-Adviser or any of the Trustees will be fiduciaries within the meaning of ERISA solely by reason of their authority with respect to the Fund.

         A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Benefit Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

         Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, Trustees, the Board or their affiliates ("ERISA Affiliates"). Each ERISA Affiliate may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) a Benefit Plan fiduciary from using its position to cause such Benefit Plan to make an investment from which it or certain third parties in which that fiduciary has an interest would receive a fee or other consideration. Benefit Plan investors should consult with their own counsel to determine if an investment in the Fund is prohibited by ERISA or the Code. In this regard, fiduciaries of Benefit Plan investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries, that they are independent of all ERISA Affiliates, that the Benefit Plan fiduciaries are duly authorized to make this investment decision and that they have not relied on any advice or recommendation of any ERISA Affiliates, as a primary basis for the decision to invest in the Fund.

         The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

                                    BROKERAGE

         The Fund is a fund-of-funds and acquires its interests in Underlying Funds predominantly through private placements. Thus, the Fund does not anticipate any direct brokerage commissions.

Instead, the Fund anticipates bearing a portion of the brokerage commissions allocated to it by the Private Funds in which the Fund invests.

         The Fund Managers are responsible for the selection of brokers to execute portfolio transactions on behalf of the Private Funds. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

         In selecting brokers and dealers to execute transactions on behalf of the Private Funds, the Sub-Adviser anticipates that the Fund Managers will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although the Sub-Adviser expects the Fund Managers generally to seek reasonably competitive commission rates, the Fund Managers may not necessarily pay the lowest commission available on each transaction.

         Consistent with the principle of seeking best price and execution, a Fund Manager may place orders for the Private Funds with brokers that provide the Fund Manager with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Fund Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Fund Manager and its affiliates in providing services to clients other than the Private Fund for which the trade is being executed. In addition, not all of the supplemental information is necessarily used by the Fund Manager in connection with the Private Fund. Conversely, the information provided to a Fund Manager by brokers and dealers through which other clients of the Fund Manager and its affiliates effect securities transactions may be useful to the Fund Manager in providing services to its Private Fund.

         There is no guarantee that the Fund Managers will engage in soft dollar transactions in accordance with the safe harbor provided by Section 28(e) of the United States Securities Exchange Act of 1934 (the "Exchange Act"). While the Sub-Adviser will use its best efforts to seek Fund Managers who engage in soft dollar transactions in accordance with the safe harbor provided by Section 28(e) of the Exchange Act, the Fund is not precluded from entering into relationships with Fund Managers who effect soft dollar transactions outside of the safe harbor provided by Section 28(e) of the Exchange Act.

         In the event that the Sub-Adviser establishes a Sub-Advised Account for the benefit of the Fund, the Sub-Adviser will be responsible for the selection of brokers to execute the Fund's portfolio transactions. Transactions will be executed in accordance with the foregoing provisions. However, any soft dollar transactions entered into by the Sub-Adviser on behalf of the Fund will be executed in accordance with the provisions of Section 28(e) of the Exchange Act.

                               VALUATION OF ASSETS

         As previously stated, the Fund operates as a fund-of-funds and its investments will consist primarily of investments in Private Funds. Thus, the Fund will principally hold interests of limited liability companies and limited partnerships. The valuation of such interests is described in the prospectus under "Calculation of Net Asset Value; Valuation."

         While the Fund may only hold an indirect interest in the underlying securities of the Private Funds, it is the Private Funds that will actively trade securities. The value of such securities will be determined in accordance the operating agreement or partnership agreement of such Private Funds. In general, the valuation procedures of the Private Funds may include the following. Should any securities be traded on behalf of the fund through Sub-Advised Accounts, it is anticipated that such securities will be valued in accordance with such valuation procedures.

         Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Other securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by, or under the supervision of, the general partner or managing member of a Private Fund.

         Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The general partner or managing member of a Private Fund monitors periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuation is determined by the general partner or the managing member, as the case may be, to represent fair value.

         All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by a Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the general partner or managing member.

                    INDEPENDENT AUDITORS AND LEGAL COUNSEL

         Pepper Hamilton LLP will serve as legal counsel to the Fund. The offices of Pepper Hamilton LLP are located at 3000 Two Logan Square, 18th & Arch Streets, Philadelphia, PA 19103.

         Ernst & Young LLP will serve as independent auditors to the Fund. The offices of Ernst & Young LLP are located Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103.

             ADMINISTRATION, ACCOUNTING, AND TRANSFER AGENT SERVICES

         The Fund has retained RSMC to serve as the administrator for the Fund. Pursuant to an agreement between RSMC and the Fund dated ______________, 2003 (the "Administration Agreement"), RSMC provides, or arranges to provide, accounting, administrative and transfer agency services to the Fund. In connection with these services, the Fund pays RSMC a monthly Administration

Fee computed at the greater of the annual rate of 0.25% of the net assets of the Fund as of the last day of the month, or $90,000 per calendar year. RSMC and the Fund have retained PFPC, Inc. 301 Bellevue Parkway, Wilmington, DE 19809 as a Sub-Administrator to assist it by providing certain accounting, administration and transfer agency services to the Fund.

                                    CUSTODIAN

         Wilmington Trust Company (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board. The Custodian's principal business address is 1100 North Market Street, Wilmington, DE 19890. PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, PA 19153, will serve as sub-custodian of the Fund's assets.

                                 CONTROL PERSONS

         Before commencement of the Fund's operations, an affiliate of the Adviser (the "Affiliated Investor") invested approximately $_______ in the Fund in order to provide the Fund initial capital and for investment purposes. Interests of the Fund held by the Affiliated Investor may constitute more than 50% of outstanding Interests when the Fund's operations commence upon the closing of its initial offering of Interests, depending on the aggregate investments made in the Fund by other persons. By virtue of its ownership of 25% or more of the outstanding Interests, the Affiliated Investor may be deemed to control the Fund and (depending on the value of Interests then held by other Investors) may be in a position to control the outcome of voting on matters as to which Investors are entitled to vote. It is anticipated that the Affiliated Investor will no longer control the Fund as of immediately after completion of the initial offering of the Fund.

         Before the commencement of the operations of the Fund, the Affiliated Investor was the only person owning of record or beneficially 5% or more of the outstanding Interests of the Fund.

                         SUMMARY OF DECLARATION OF TRUST

         The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust contained in Appendix B to the prospectus.

LIABILITY OF INVESTORS

         All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Fund or the Trustees shall look only to the assets of the Fund for payment under any such credit, transaction, contract or claim; and neither the Investors nor the Trustees, nor any of their respective agents, whether past, present or future, shall be personally liable. Notice of such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument entered into or executed by the Fund.

         Under the Declaration of Trust, there is expressly disclaimed liability of the Trustees and Investors for the acts and obligations of the Fund. However, nothing in the Declaration of Trust shall protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or such officer.

TERM, DISSOLUTION AND LIQUIDATION

         The liquidation of the Fund may be authorized at any time by the vote of a majority of the Trustees, provided that the Trustees find that it is in the best interest of Investors. The Fund may also be liquidated upon the expiration of any two-year period that commences on the date on which any Investor has submitted a written notice to the Fund requesting the repurchase of its entire Interest, in accordance with the Declaration of Trust and the Fund's prospectus, if the Fund has not repurchased the Investor's Interest.

         Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as the liquidator or the Adviser is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the prospectus under "Capital Accounts."

         Upon the dissolution of the Fund, its assets are to be distributed (1) first, to satisfy the debts, liabilities and obligations of the Fund, other than debts to Investors, including actual or anticipated liquidation expenses, (2) next, to satisfy debts, liabilities and obligations owing to the Investors, (3) next, to the Adviser and Sub-Adviser as "Special Advisory Investors" to the extent of any balance in the Special Advisory Accounts after giving effect to any Incentive Allocation to be made as of the date of dissolution of the Fund, and (4) finally, to the Investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

VOTING

         Each Investor has the right to cast a number of votes equal to the value of the Investor's Capital Account at a meeting of Investors called by the Board or by Investors holding 25% or more of the total number of votes eligible to be cast. Investors are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Trustees, approval of the Fund's agreement with any investment adviser of the Fund, and approval of the Fund's accountants, and on certain other matters, to the extent that the 1940 Act requires a vote of Investors on any such matters. Except for the exercise of their voting privileges, Investors in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund. The interest of the Special Advisory Investors is non-voting.

REPORTS TO INVESTORS

         The Fund will furnish to Investors as soon as practicable after the end of each taxable year such information as is necessary for such Investors to complete Federal, state and local income tax or information returns, along with any other tax information required by law. The Fund will send to Investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

FISCAL YEAR

         For accounting and tax purposes, the Fund's fiscal year is the calendar year. The first fiscal year of the Fund will commence on the date of the initial closing and will end on December 31, 2004.

                       FUND ADVERTISING AND SALES MATERIAL

         Advertisements and sales literature relating to the Fund and reports to Investors may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an Investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns are reported on a net basis, taking into account deductions for all fees and expenses and the Incentive Allocation. Other methods may also be used to portray the Fund's investment performance.

         The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

         Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including, but not limited to, the Standard & Poor's Composite Index of 500 Stocks, the Lehman Brothers Aggregate Bond Index and the NASDAQ Composite Index. Comparisons may also be made to economic and financial trends and data that may be relevant for Investors to consider in determining whether to invest in the Fund.

                              FINANCIAL STATEMENTS

         The Fund's financial statements are comprised of the following items:
Independent Auditor's Report, Statement of Assets and Liabilities and Notes to the Statement of Assets and Liabilities.

[TO BE PROVIDED BY AMENDMENT]

                                     PART C

                                OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

1.       Financial Statements

         A        Financial Highlights -- Not Applicable.

         B. Report of Independent Auditors, Statement of Assets and Liabilities, Notes to Financial Statements to be filed by amendment.

2.       Exhibits

         (a)      (i)      Certificate of Trust of Registrant is filed herewith.

                  (ii) Agreement and Declaration of Trust of Registrant is filed herewith.

         (b)      By-Laws of Registrant is filed herewith.

         (c)      Not applicable.

         (d)      Not applicable.

         (j)      Not applicable

         (k)      Not applicable.

         (g)      (i)      Form of Investment Advisory Agreement between the
                           Registrant and Rodney Square Management Corporation
                           ("RSMC") to be filed by amendment.

                  (ii) Form of Investment Sub-Advisory Agreement by and among Registrant, RSMC and Guidance Capital LLC to be filed by amendment.

         (h)      (i)      Form of Distribution Agreement between the Registrant
                           and PFPC Distributors, Inc. to be filed by amendment.

                  (ii)     Form of Selling Agreement to be filed by amendment.

         (i)      Not applicable.

         (j)      (i)      Form of Custody Agreement to be filed by amendment.

                  (ii) Form of Sub-Custody Agreement to be filed by amendment.

         (k)      (i)      Form of Administration Agreement between the
                           Registrant and RSMC to be filed by amendment.

                  (ii) Form of Sub-Administration Agreement by and among Registrant, RSMC and PFPC Inc. to be filed by amendment.

                  (iii) Form of Investor Services Agreement to be filed by amendment.

                  (iv)     Form of Escrow Agreement to be filed by amendment.

                  (v) Form of Expense Limitation and Reimbursement Agreement to be filed by amendment.

         (l) Opinion and Consent of Pepper Hamilton LLP to be filed by amendment.

         (m)      Not applicable.

         (n)      Consent of Independent Auditors to be filed by amendment.

         (o)      Not applicable.

         (p) Subscription Agreement for Initial Capital to be filed by amendment.

         (q)      Not applicable.

         (r) (i) Code of Ethics for the Registrant to be filed by amendment.

                  (ii)     Code of Ethics for RSMC to be filed by amendment.

                  (iii)    Code of Ethics for Guidance to be filed by amendment.

         (s)      Other Exhibits -- None

Item 25.          Marketing Arrangements

                  Not applicable.

Item 26.          Other Expenses of Issuance and Distribution

Registration fees                                 $ 10,112
Printing fees                                     $ 50,000
Legal fees                                        $150,000
NASD fees                                         $      0
Blue Sky fees                                     $      0
Accounting fees                                   $ 50,000
Miscellaneous                                     $ 30,000
                                                  --------
                                 Total            $290,112

Item 27.          Persons Controlled by or Under Common Control

WILMINGTON TRUST CORPORATION AND SUBSIDIARIES

Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
Holding company for Wilmington Trust Company, Wilmington Trust of Pennsylvania, Wilmington Trust FSB and WT Investments, Inc.

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware
Delaware-chartered bank and trust company

Wilmington Trust FSB
100 North Division Street
Salisbury, Maryland
Federal savings bank headquartered in Maryland

Wilmington Trust of Pennsylvania
795 East Lancaster Avenue
Villanova, Pennsylvania
Commercial bank headquartered in Pennsylvania

WT Investments, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Corporation and an investment holding company

Brandywine Insurance Agency, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a licensed insurance agent and broker for life, casualty and property insurance

Brandywine Finance Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company which is a finance company

Brandywine Life Insurance Company, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a reinsurer of credit life insurance written in connection with closed-end consumer loans Wilmington Trust makes

Delaware Corporate Management, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides nexus and other services for Delaware holding companies and other Delaware entities.

Nevada Corporate Management, Inc.
3773 Howard Hughes Parkway
Las Vegas, Nevada
A subsidiary of Delaware Corporate Management, Inc. that provides nexus and other services for Nevada holding companies and other Nevada entities

Rodney Square Management Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Corporation and a registered investment advisor

Wilmington Brokerage Services Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a registered broker-dealer and a registered investment advisor

100 West Tenth Street Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that holds title to and maintains certain real estate on behalf of Wilmington Trust Company and Compton Realty Corporation

Compton Realty Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a partner in Rodney Square Investors, L.P., the partnership that holds title to the Wilmington Trust Center

Rodney Square Investors, L.P.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
49% owned by Compton Realty Corporation
Partnership that holds title to the Wilmington Trust Center

Drew-VIII-Ltd.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that hold title to and manages certain troubled real estate on behalf of Wilmington Trust Company

Siobain VI, Ltd.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that holds title to and manages certain troubled real estate on behalf of Wilmington Trust Company

WTC Corporate Services, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides nexus and other services

WT Services of Delaware, Inc.
Rodney Square North
1100 North Market Street

Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides back-office and support services to Wilmington Trust Company and its affiliates

Organization Services, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Delaware Corporate Management, Inc. that provides nexus and other services for Delaware holding companies and other Delaware entities

Special Services Delaware, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Delaware Corporate Management, Inc., a special purpose entity used to facilitate corporate transactions

Wilmington Trust Global Services, Ltd.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides nexus and other services

Wilmington Trust (Cayman), Ltd.
George Town, Cayman Islands, British West Indies
A subsidiary of Wilmington Trust Company that provides trust services

Wilmington Trust (Channel Islands), Ltd.
St. Helier, Jersey, Channel Islands
A subsidiary of Wilmington Trust Company that provides trust services

Balentine Holdings, Inc.
3455 Peachtree Road
Suite 2000
Atlanta, Georgia
A subsidiary of WT Investments, Inc.

Balentine Delaware Holding Company, LLC
3455 Peachtree Road
Suite 2000
Atlanta, Georgia 30325
80% owned by Balentine Holdings, Inc.
A registered investment adviser

Balentine & Co., LLC
3455 Peachtree Road
Suite 2000
Atlanta, Georgia 30325
Owned by Balentine Delaware Holding Company, LLC

Wilmington Trust (UK) Limited
200 Aldersgate Street, London, EC1A 4JJ
A subsidiary of Wilmington Trust Corporation
Holding company

SPV Management Limited
78 Cannon Street, London, EC4P 5LN
A subsidiary of Wilmington Trust (UK) Limited that provides nexus and other services

SPV Advisors Limited
78 Cannon Street, London, EC4P 5LN
A subsidiary of Wilmington Trust (UK) Limited that serves as advisor to SPV Management Limited

LordSPV Limited
78 Cannon Street, London, EC4P 5LN
A subsidiary of SPV Management Limited

SPV Management (Dublin) Limited
78 Cannon Street, London, EC4P 5LN
A subsidiary of SPV Management Limited that provides nexus and other services

SPV Management (Italia) SRL
Studio Tributare Deiure, Via Pontaccio 10, Milan, 20120, Italy
A subsidiary of SPV Management Limited that provides nexus and other services

SPV Jersey Limited
Oak Walk, St. Peter, Jersey, JE3 7EF
A subsidiary of SPV Management Limited that provides nexus and other services

SPV Cayman Limited
Q&H Corporate Services Ltd., Third Floor, Harbour Centre,
P.O. Box 1347, Georgetown, Grand Cayman, BWIO, Cayman Islands
A subsidiary of SPV Management Limited that provides nexus and other services

Bedell SPV Management (Jersey) Limited
26 New Street, St. Helier, Jersey JE2 3RA, Channel Islands
51% owned by SPV Management Limited
Provides nexus and other services

WT Delaware Capital Corp.

WT Cayman Capital, Ltd.

Wilmington Investment Managers, Inc.

California Corporate Management, Inc.

AFFILIATES

Cramer Rosenthal McGlynn, LLC
White Plains, New York
A registered investment adviser
(56.5% equity interest owned by WT Investments, Inc.)

Roxbury Capital Management, LLC
Santa Monica, California
A registered investment adviser
(30% profits interest owned by WT Investments, Inc.
40% equity interest owned by WT Investments, Inc.)

Clemente Capital, Inc.
152 West 57th Street
New York, New York 10017
(24.9% equity interest owned by WT Investments, Inc.)

Balentine & Company of Tennessee, L.L.C.
3455 Peachtree Road
Suite 2000
Atlanta, Georgia 30325
(47.2% owned by Balentine Delaware Holding Company, LLC
A registered investment adviser)

Camden Partners Holdings, LLC
One South Street, Suite 215
Baltimore, MD  21202
(25% equity interest owned by WT Investments, Inc.)

Item 28.          Number of Holders of Securities

         As of _______________, 2003, the number of record holders of each class of securities of Registrant, is shown below:

TITLE OF CLASS                           NUMBER OF RECORD HOLDERS
--------------                           ------------------------
Beneficial Interests                                [1]

Item 29.          Indemnification

         Reference is made to the provisions of Section 4.5 of Registrant's Agreement and Declaration of Trust filed as Exhibit 2(a)(ii) and Article IX of Registrant's By-Laws filed as Exhibit 2(b) to this Registration Statement, and incorporated herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.          Business and Other Connections of the Adviser

         There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and director of RSMC and Guidance Capital LLC ("Guidance") is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

         (a)      RSMC

         To the knowledge of Registrant, none of the managers or executive officers of RSMC are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that the managers and officers of RSMC also hold various positions with, and engage in business for, various subsidiaries of Wilmington Trust Corporation, the parent company of RSMC.

         (b)      Guidance

         To the knowledge of Registrant, except as set out below, none of the managers or executive officers of Guidance are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that D. Trowbridge Elliman, III, was a Senior Vice President of Morgan Stanley Dean Wither, Inc. through August 8, 2001 and Brian C. Ziv was the Chief Investment Officer of Graystone Wealth Management Services, a division of Morgan Stanley from 1994 to August 2001. The principal address of Morgan Stanley is 1585 Broadway, 11th Floor, New York, NY 10036.

Item 31.          Location of Accounts and Records

         The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained principally at the offices of the Registrant's sub-administrator, transfer agent, dividend paying agent and sub-accounting services agent, PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

Item 32.          Management Services

         Not Applicable.

Item 33.          Undertakings

1.       (a)      Registrant undertakes to suspend offering of the shares
                  covered hereby until it amends its Prospectus contained herein if, subsequent to the effective date of this Registration
                  Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement.

2.       Not applicable.

3.       Not applicable.

4.       (a)      Registrant undertakes to file, during any period in which
                  offers or sales are being made, a post-effective amendment to this Registration statement:

                  (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (2) to reflect in the prospectus any facts or events after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                  (3) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

         (b) Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each subsequent post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5.       Not applicable.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Wilmington, in the state of Delaware, on the 15th day of August, 2003.

                                        Wilmington Low Volatility Fund of Funds

                                        By: /s/ Robert J. Christian
                                            --------------------------
                                        Name:  Robert J. Christian
                                        Title: President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                        Title                         Date

/s/ Robert J. Christian   President, Trustee and Chairman of   August 15, 2003
                          the Board

/s/ John R. Giles         Chief Financial Officer, Vice        August 15, 2003
                          President and Treasurer

/s/ Eric Brucker          Trustee                              August 15, 2003

/s/ Nicholas Giordano     Trustee                              August 15, 2003

/s/ Mark A. Sargent       Trustee                              August 15, 2003

                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION OF EXHIBIT
-------           ----------------------
2(a)(i)           Certificate of Trust
2(a)(ii)          Agreement and Declaration of Trust
2(b)              By-Laws